                                                                   Exhibit 10.12

                                                                  STORE NO. 2630
                          REAL ESTATE PURCHASE CONTRACT

     THIS REAL ESTATE PURCHASE CONTRACT (the "Agreement") is made and entered into as of the Effective Date (as defined in Paragraph 29 below) by and between COMMERCIAL NET LEASE REALTY SERVICES, INC., a Maryland corporation (hereinafter referred to as "Seller"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (hereinafter referred to as "Purchaser").

                                   WITNESSETH:

     For and in consideration of TEN AND 00/100 DOLLARS ($10.00), the agreements made herein, and other good and valuable considerations, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. THE PROPERTY. Seller hereby agrees to sell to Purchaser, and Purchaser hereby agrees to purchase from Seller, upon and subject to the terms and conditions herein set forth, certain property more particularly described in EXHIBIT "A" (the "Property"), together with all improvements located thereon and/or to be constructed thereon between the Effective Date and the Closing Date (as defined in Paragraph 10 below), and all rights, hereditaments and appurtenances thereto, but subject only to that certain Lease Agreement ("Lease") dated April 21, 2003 with Eckerd Corporation, a Delaware corporation ("Tenant").

     2.     PURCHASE PRICE.

            (a) The purchase price (the "Purchase Price") for Property shall be THREE MILLION THREE HUNDRED SIXTY THREE THOUSAND EIGHT HUNDRED FIFTY FOUR AND NO/100 DOLLARS ($3,363,854.00) subject to adjustments and prorations as provided herein. The Purchase Price shall be paid in federal funds by Purchaser to Seller at Closing (as defined in Paragraph 10 below) by wire transfer to Escrow Agent (as defined in Paragraph 3 below), and the Closing shall occur pursuant to the terms of this Agreement and a customary deed and money escrow agreement (the "Deed and Money Escrow Agreement") to be entered into among Seller, Purchaser and Escrow Agent.

            (b) Seller and Purchaser acknowledge and agree that the Purchase Price was calculated by dividing $289,290 (which is the aggregate amount of Rent (as defined in the Lease) payable by Tenant to Seller, as landlord, under the Lease for the twelve (12) month period commencing on the Lease Commencement Date (as defined in the Lease) under the Lease (the "Lease Rent")), by .086. Pursuant to Section 9.8 of the Lease, the Rent is subject to adjustment based on amount of the Actual Building Hard Costs (as defined in the Lease). If the Rent is adjusted pursuant to Section 9.8 of the Lease, then the Lease Rent would be affected. Seller and Purchaser agree that, in the event that the Rent is adjusted pursuant to Section 9.8 of the Lease, then the Purchase Price shall be adjusted (using the formula set forth above) based upon the adjusted Lease Rent; provided, however, that the Purchase Price shall not be adjusted unless and until the landlord under the Lease and Tenant have executed and entered into an amendment to the Lease, which amendment shall establish the final Rent payable by Tenant to the landlord under the Lease for the entire term (inclusive of any extension terms) thereof. Seller covenants and agrees that it shall send Purchaser copies of

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                                                                  STORE NO. 2630
     all correspondence between Tenant and Seller concerning any adjustment to the Rent and any Lease amendment. Seller and Purchaser acknowledge that the adjustment, if any, of the Rent under the Lease may not be completed prior to the Closing. If such adjustment is completed prior to the Closing, then Seller and Purchaser shall enter into an amendment to this Agreement memorializing the final Purchase Price. If such adjustment is not completed prior to the Closing, then the obligations of Seller and Purchaser contained in this Paragraph 2(b) shall survive the Closing without restriction or limitation, and Seller and Purchaser shall make final determination of the Purchase Price within ten (10) days after final adjustment of all Rent under the Lease or the date upon which Seller, Purchaser and Tenant determine that no adjustment to the Rent shall be made pursuant to Section 9.8 of the Lease (in which event no adjustment to the Purchase Price shall be made pursuant to this Paragraph 2(b)). Purchaser covenants and agrees that after Closing Purchaser shall sign a Lease amendment adjusting the Rent as required by the terms of the Lease and this Agreement. If the Purchase Price paid by Purchaser to Seller at Closing exceeds the final, adjusted Purchase Price as determined in accordance with this Paragraph 2(b), then, within three (3) days after Seller's and Purchaser's determination of the final, adjusted Purchase Price, Seller shall pay such excess to Purchaser. If the Purchase Price paid by Purchaser to Seller at Closing is less than the final, adjusted Purchase Price as determined in accordance with this Paragraph 2(b), then, within three (3) days after Seller's and Purchaser's determination of the final, adjusted Purchase Price, Purchaser shall pay such deficiency to Seller.

     3. EARNEST MONEY. Within three (3) business days of the Effective Date of this Agreement, Purchaser shall deposit the sum of FIFTY THOUSAND AND 00/100 DOLLARS ($50,000.00) as earnest money (the "Earnest Money") with Chicago Title Insurance Company-National Division, Chicago, Illinois (the "Escrow Agent"), which sum shall be held by Escrow Agent, in escrow, pursuant to the terms of a modified joint order escrow agreement (the "Escrow Agreement"), subject, however, to disbursement in accordance with the terms and provisions of such escrow agreement. The Escrow Agreement shall provide that disbursement of the Earnest Money (and any interest earned thereon) shall not be made without the joint direction of Seller and Purchaser; provided, however, that Purchaser shall have the unilateral right, at any time prior to the expiration of the Inspection Period (as defined in Paragraph 4 below), to direct disbursement of the Earnest Money (and any interest earned thereon) to Purchaser. Provided that Purchaser furnishes Escrow Agent with a form W-9 containing Purchaser's U.S. Taxpayer Identification Number, the Earnest Money shall, at Purchaser's election, be held by Escrow Agent in an interest bearing money market savings and interest earned thereon shall be reported under Purchaser's U.S. Taxpayer Identification Number. Except as otherwise provided in this Agreement, the Earnest Money shall be credited to and considered as payment of part of the Purchase Price at the time of and upon consummation of the Closing hereunder, and the interest earned thereon shall be delivered to Purchaser by Escrow Agent.

     4. INSPECTION PERIOD. Subject to rights of Tenant and the limitations, if any, imposed on the landlord's right of entry under the Lease, Purchaser and its agents, employees, representatives, consultants and independent contractors shall have from the Effective Date of this Agreement to the date that is thirty
(30) business days after the Effective Date (the "Inspection Period") in which to conduct, at Purchaser's sole expense, such physical, environmental, engineering and feasibility reports, inspections, examinations, tests and studies as Purchaser deems appropriate (including,

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                                                                  STORE NO. 2630
without limitation, interviews of Tenant, but Seller makes no representations, warranties and/or guaranties as to any information received by Purchaser from Tenant) in an effort to determine whether the Property suitable for Purchaser's intended uses of the Property including, without limitation, those matters disclosed by any survey of the Property obtained by Seller as provided in Paragraph 5 hereof, and those matters related to the title to the Property as provided in Paragraph 5 hereof. In connection with Purchaser's investigation of the Property, at all times prior to the Closing, Seller shall provide access via the World Wide Web (except for items larger than letter or legal size documents such as surveys, site plans, and plans and specifications, hard copies of which will be delivered to Purchaser) to Purchaser to the following items (which
Seller shall update from time to time prior to the Closing Date as and when Seller shall receive any more current or accurate information or materials) to the extent the same are in Seller's possession or are readily available to
Seller: (i) any existing title commitments for the Property (and to the extent not delivered by the Title Insurer (as defined in Paragraph 5 below) pursuant to Paragraph 5 below, legible copies of any title exception documents thereto),
(ii) the Lease, (iii) any existing surveys of the Property, (iv) any existing appraisals of the Property, (v) any Phase I and other environmental reports or relating to the Property, (vi) all other third party reports with the respect to the Property, (vii) the most recent real estate tax bills relating to the Property, (viii) as built plans and specifications for the improvements, if any, on and to be constructed upon the Property, (ix) all written or oral (and including all amendments thereto and modifications thereof) guarantees and warranties in effect with respect to the Property or any portion thereof, which shall survive the closing hereunder; (x) all licenses, certifications, authorizations, approvals, applications, variances and permits issued or approved by any governmental authority and relating to the operation, ownership, design, development, construction, repair and maintenance of the Property or any part thereof, including, without limitation, machinery and building permits, zoning variances and approvals, business licenses, ingress and egress permits and the like, and any and all amendments to or modifications of any of the foregoing (collectively, the "Licenses"); and (xi) all essential data, correspondence, documents, agreements, waivers, notices, applications and other records in respect to the ownership, operation, design, development, construction, repair and maintenance of the Property (including, without limitation, any such materials relating to transactions with taxing authorities, governmental agencies, utilities, vendors, Tenant, mortgagees and others with whom Purchaser may be dealing subsequent to closing)(all items referred to in clauses (i) through (xi) shall hereinafter sometime be referred to collectively as the "Existing Due Diligence Items"). At any time prior to the Closing, Purchaser, Purchaser's agents, employees, representatives, consultants and independent contractors shall have the right, subject to rights of Tenant and the limitations, if any, imposed on the landlord's right of entry under the Lease, to come onto the Property, at such time as reasonably designated by Seller, for the purpose of conducting the foregoing reports, inspections, examinations, tests and studies, and updating such reports, inspections, examinations, tests and studies as provided in Paragraph 7 below. No such report, inspection, examination, test or study shall unreasonably interfere with uses of the Property by Seller or Tenant or violate any law or regulation of any governmental entity having jurisdiction over the Property. Notwithstanding the foregoing, Purchaser shall not conduct any invasive testing without Seller's prior consent, such consent not to be unreasonably withheld or delayed, and subject to the rights of the Tenant under the Lease. Upon the completion of any inspection, examination, test or study, if any, and provided that Purchaser elects not to acquire the Property pursuant to this Agreement, Purchaser shall promptly restore the Property to substantially the condition that existed immediately prior to such inspection, examination, test or study. Purchaser

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                                                                  STORE NO. 2630
agrees to indemnify, defend and hold Seller and Tenant harmless from any and all actual, out-of-pocket loss and expense (including, without limitation, reasonable attorney's fees) resulting from claims and damages (including, but not limited to, injury to, or death of persons, loss or damage to property, the performance of any labor or services for the Purchaser, or the release, escape, discharge, emission, spillage, seepage or leakage by Purchaser on or from the Property of any hazardous substance brought upon the Property by Purchaser or any other violation by Purchaser of any environmental law applicable to the Property) directly caused by, arising out of, or incurred in connection with the exercise by Purchaser of Purchaser's rights under this Paragraph 4. Any provision of this Agreement to the contrary notwithstanding, the indemnification obligation of Purchaser under this Paragraph 4 shall survive the Closing or any earlier termination of this Agreement.

     5. TITLE/SURVEY. No later than three (3) days following the Effective Date, Buyer shall, at Seller's sole cost and expense, order from the Title Insurer (as defined hereinbelow) the following: (a) a commitment for an ALTA Owner's Title Insurance Policy (the "Title Commitment") for the Property, together with legible copies of any and all title exception documents referenced therein, issued by Chicago Title Insurance Company (the "Title Insurer") in the amount of the Purchase Price of the Property on or after the date hereof, showing Seller as owner of the Property in fee simple, subject only to the title exceptions approved or deemed approved by Purchaser pursuant to this Paragraph 5 or Paragraph 6 below (each a "Permitted Exception"), and other exceptions pertaining to liens or encumbrances of a definite or ascertainable amount (which, in the aggregate, do not exceed that portion of the Purchase Price payable to Seller on the Closing Date) which may be removed by the payment of money at closing and which Seller shall so remove, and providing for full extended coverage over all general title exceptions contained in such Policy and the following special endorsements (collectively, the "Special Title Endorsements"): Zoning Endorsement 3.1 (amended to include parking), owner's comprehensive, access, survey (legal description equivalency), separate tax parcel, contiguity (if applicable), waiver of creditor's rights, environmental protection lien, encroachment (if applicable), utility facility, subdivision, location, deletion of the arbitration provision, and any other endorsements required by Purchaser; and (b) Seller's existing survey relating to the Property (the "Survey"). Not less than five (5) days prior to the expiration of the Inspection Period, Purchaser may deliver to Seller a notice (the "Title and Survey Notice") identifying any matters contained in or disclosed by any of the Title Commitment and/or the Survey that are not acceptable to Purchaser in its sole and absolute discretion (each, a "Title/Survey Objection", and collectively, the "Title/Survey Objections"). Purchaser's failure to deliver the Title and Survey Notice as aforesaid shall be deemed Purchaser's approval and acceptance of the Title Commitment and the Survey, and all matters shown and referenced thereon and therein shall be deemed Permitted Exceptions. Additionally, Purchaser's failure to object to any matters disclosed by the Title Commitment and/or the Survey in a Title and Survey Notice shall be deemed Purchaser's acceptance of such matters, and such matters shall be deemed Permitted Exceptions. If Purchaser shall deliver the Title and Survey Notice to Seller as aforesaid, Seller shall, within five (5) days after receipt of the same, notify Purchaser, with respect to each Title/Survey Objection, whether Seller intends to either (a) cause the Title/Survey Objection to be removed, (b) have the Title Insurer issue a title endorsement insuring against damage and loss caused by any Title/Survey Objection (which endorsement shall be subject to the review and approval of Purchaser), or (c) take no further action regarding such Title/Survey Objection in which event, subject to the immediately following sentence, such Title/Survey Objection shall become a Permitted Exception. Notwithstanding the foregoing,

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                                                                  STORE NO. 2630
Seller shall, at its expense, remove (or cause to be removed) or cause the Title Insurer to insure over any Title/Survey Objection appearing on the Title Commitment that is any of the following: (1) judgments against Seller, and/or
(2) mortgages or monetary liens, defects, obligations or exceptions of a definite and ascertainable amount that can be satisfied solely by the payment of money (items (1) and (2) above to be hereinafter referred to collectively as "Monetary Exceptions"). If Seller elects, or is deemed to have elected, item (c) above, then Purchaser shall have the right, by delivering notice to Seller within three (3) business days after the expiration of the aforementioned five
(5) day period to either (i) terminate this Agreement in which event the Earnest Money (and any interest earned thereon) shall be immediately returned to Purchaser and thereupon neither Seller nor Purchaser shall have any further rights, duties or obligations under this Agreement, or (ii) waive its objection and accept title to the Property subject to such Title/Survey Objections, in which event this Agreement shall remain in full force and effect. Seller's failure to notify Purchaser within the aforementioned five (5) day period of which foregoing course of action Seller elects to take with respect to a Title/Survey Objection shall be deemed Seller's election of item (c) above. With respect to any Title/Survey Objection that Seller has elected or is deemed to have elected not to take any further action, Purchaser's failure to terminate this Agreement on or before the expiration of the aforementioned three (3) business day period as aforesaid shall be deemed Purchaser's waiver of its objection as provided in (ii) above. If the Title Commitment discloses judgments, bankruptcies or other matters against other persons having names the same as or similar to that of Seller, Seller, on the Title Insurer's request, shall deliver to the Title Insurer affidavits or other evidence reasonably acceptable to the Title Insurer showing and/or confirming that such judgments, bankruptcies or other matters are not against Seller, or any affiliates.

            Notwithstanding anything in this Section or Agreement to the contrary, Seller may elect to not pay off any mechanic's or materialman's lien filed against the Property in connection with the construction provided Seller bonds any such lien to the reasonable satisfaction of Purchaser and the Title Insurer and further provided that the Title Insurer issues, at Seller's cost, an endorsement to Purchaser's final Owner's Title Policy to be issued pursuant to
Section 10(c) below insuring against any loss or damage arising on account of such lien. Seller shall have one (1) year from the Closing Date to finalize and cause the release of any mechanic's or materialman's lien filed against the Property in connection with Seller's work to construct, complete and/or to perform warranty work on the Improvements pursuant to Section 15(3) below. This provision shall survive the Closing.

     6. UPDATED TITLE AND SURVEY. Not less than fifteen (15) business days prior to the Closing, Seller shall deliver or cause to be delivered to Purchaser
(a) an as-built survey of the Property prepared by a surveyor licensed in the State of Oklahoma (the "As-Built Survey") certified to Purchaser, Purchaser's lender, if any, the Title Insurer and such other parties as Purchaser shall designate in writing to Seller prior to ten (10) days before the Closing Date, and prepared in accordance with the Accuracy Standards and Minimum Standard Detail Requirements for ALTA-ACSM Land Title Surveys as adopted by the American Land Title Association, the American Congress on Surveying and Mapping and the National Society of Professional Surveyors in 1999, and prepared in accordance with the items set forth in the Surveyor's Certificate and other requirements attached hereto as EXHIBIT "F" and made a part hereof, and (b) an updated Title Commitment (including legible copies of any new title exception documents not disclosed in the initial Title Commitment) for the Property. Seller shall be responsible to pay for the costs of the As-

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                                                                  STORE NO. 2630
Built Survey up to a total cost of $1,000. Purchaser shall pay the costs of the As-Built Survey in excess of $1,000. Notwithstanding the foregoing, if the cost of the As-Built Survey is expected to exceed the amount that Seller is obligated to pay, then, prior to ordering the same, Seller shall obtain Purchaser's prior approval of the cost thereof. If either (i) the As-Built Survey shows any encroachments onto the Property from any adjacent property, any encroachments by or from the Property onto any adjacent property, or any violation of or encroachments upon any recorded building lines, restrictions or easements affecting the Property that are not Permitted Exceptions or any other matters that are not disclosed by the original Survey, or (ii) such updated Title Commitment contains any exception to title or reference any other matter that is not a Permitted Exception or otherwise is not reflected in the original Title Commitment (any such matters referenced in clauses (i) and (ii) above to be hereinafter referenced to as, a "New Title/Survey Exception"), then Purchaser may, not later than ten (10) business days after receipt of the last of the As-Built Survey and updated Title Commitment (including legible copies of any new title exception documents not disclosed in the initial Title Commitment), deliver to Seller a notice (the "New Title and Survey Notice") identifying such New Title/Survey Exceptions and Purchaser's objections thereto. Purchaser's failure to deliver the New Title and Survey Notice as aforesaid shall be deemed Purchaser's approval and acceptance of the As-Built Survey and updated Title Commitment, and all matters shown and referenced thereon and therein shall be deemed Permitted Exceptions. Purchaser's failure to raise in the New Title and Survey Notice any matters that constitute New Title/Survey Exceptions as aforesaid shall be deemed Purchaser's approval and acceptance such matters and such matters shall be deemed Permitted Exceptions. If Purchaser shall deliver the New Title and Survey Notice to Seller as aforesaid, then Seller shall, within two (2) business days after receipt of the same, notify Purchaser, with respect to each new Title/Survey Exception, whether Seller intends to either (a) cause any New Title/Survey Exception to be removed, (b) have the Title Insurer issue a title endorsement insuring against damage caused by any New Title/Survey Exception (which endorsement shall be subject to the review and approval of Purchaser), or (c) take no further action regarding such New Title/Survey Exception in which event, subject to the immediately following sentence, such New Title/Survey Exception shall become a Permitted Exception. Notwithstanding the foregoing, Seller shall, at its expense, remove (or cause to be removed) or cause the Title Insurer to insure over any New Title/Survey Exception that constitutes a Monetary Exception. If Seller elects, or is deemed to have elected, item (c) above, then Purchaser shall have the right, by delivering notice to Seller within three (3) days after the expiration of the aforementioned two (2) business day period (and the Closing Date shall be extended accordingly to afford Purchaser such three (3) business day period), and without waiving any rights of Purchaser for a Seller default under this Agreement, to either (i) terminate this Agreement in which event the Earnest Money (and any interest earned thereon) shall be immediately returned to Purchaser and thereupon neither Seller nor Purchaser shall have any further rights, duties or obligations under this Agreement, or (ii) waive its objection and accept title to the applicable Property subject to such New Title/Survey Exception, in which event this Agreement shall remain in full force and effect. Seller's failure to notify Purchaser within the aforementioned two (2) business day period of which foregoing course of action Seller elects to take with respect to a New Title/Survey Exception shall be deemed Seller's election of item (c) above. With respect to any New Title/Survey Objection that Seller has elected or is deemed to have elected not to take any further action, Purchaser's failure to terminate this Agreement on or before the expiration of the aforementioned three (3) business day period as aforesaid shall be deemed Purchaser's waiver of its objection as provided in (ii) above. If the

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                                                                  STORE NO. 2630
updated Title Commitment discloses judgments, bankruptcies or other matters against other persons having names the same as or similar to that of Seller, Seller, on the Title Insurer's request, shall deliver to the Title Insurer affidavits or other evidence reasonably acceptable to the Title Insurer showing and/or confirming that such judgments, bankruptcies or other matters are not against Seller, or any affiliates.

            If Seller has elected or, with respect to Monetary Defects is required, to cure any Title/Survey Objection or any New Title/Survey Exception as provided above (whether by removal of, or obtaining title insurance over, the same), but failed to cure any such matters prior to the Closing Date, then Purchaser, and without waiving any rights of Purchaser for a Seller default under this Agreement, may elect to either (i) terminate this Agreement in which event the Earnest Money shall be immediately returned to Purchaser and thereupon neither Seller nor Purchaser shall have any further rights, duties or obligations under this Agreement, (ii) waive its objection and accept the Property subject to such Title/Survey Objection or New Title/Survey Exception, in which event this Agreement shall remain in full force and effect; provided, however, that if the Title/Survey Objection or New Title/Survey Exception, is a Monetary Exception, then Purchaser shall have the right to deduct from the Purchase Price the amount of such Monetary Exception, and any amount so deducted from the Purchase Price shall be paid to the appropriate party in exchange for the removal of such Monetary Exceptions; or (iii) sue Seller for specific performance. Notwithstanding anything in this Section or Agreement to the contrary, Seller may elect to not pay off any mechanic's or materialman's lien filed against the Property in connection with the construction provided Seller bonds any such lien to the reasonable satisfaction of Purchaser and the Title Insurer and further provided that the Title Insurer issues, at Seller's cost, an endorsement to Purchaser's final Owner's Title Policy to be issued pursuant to
Section 10(c) below insuring against any loss or damage arising on account of such lien. Seller shall have one (1) year from the Closing Date to finalize and cause the release of any mechanic's or materialman's lien filed against the Property in connection with Seller's work to construct, complete and/or to perform warranty work on the Improvements pursuant to Section 15(3) below. This provision shall survive the Closing.

     7. OBJECTIONS TO INVESTIGATIONS. In the event that the results of the inspections, investigations, reviews and feasibility studies to which reference is made in Paragraph 4 above are, in Purchaser's sole opinion and within Purchaser's sole discretion, unacceptable to Purchaser for any or no reason whatsoever, and Purchaser so notifies Seller of the fact on or before the expiration of the Inspection Period provided in Paragraph 4 hereof, then the Earnest Money deposited by Purchaser with Escrow Agent hereunder, together with all interest earned thereon, shall immediately be returned to Purchaser upon Purchaser's demand, and this Agreement shall thereupon be terminated in its entirety, and shall be of no further force and effect and all parties hereto shall thereupon be relieved and absolved of any further liabilities or obligations whatsoever to each other hereunder, except with respect to those liabilities or obligations hereunder which are expressly stated to survive the termination of this Agreement. The failure of the Purchaser to notify Seller of the unacceptability of any such inspections, investigations, reviews and feasibility studies prior to the expiration of the Inspection Period shall constitute a waiver of Purchaser's right to terminate this Agreement on account thereof, in which event the Earnest Money shall be non-refundable to Purchaser, except in the event of a default hereunder by Seller or the failure of a condition precedent contained in this Agreement to Purchaser's obligation to close the transaction contemplated by this Agreement. Furthermore, at any time prior to the Closing, Purchaser shall have the right to update any and all of

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                                                                  STORE NO. 2630
the physical, environmental, engineering and feasibility reports, inspections, examinations, test and studies that Purchaser performed pursuant to Paragraph 4 above (the "Due Diligence Update"). If any of the Due Diligence Updates raise or disclose any matters or conditions that were not disclosed by Purchaser's initial physical, environmental, engineering and feasibility reports, inspections, examinations, tests and studies performed pursuant to Paragraph 4 above and any such new matters or conditions unacceptable to Purchaser in its sole and absolute discretion, then Purchaser shall have the right (without waiving any rights under this Agreement for a Seller default) at any time prior to Closing to terminate this Agreement in which event the Earnest Money (and all interest earned thereon) shall be immediately returned to Purchaser and neither Seller nor Purchaser shall have any further rights or obligations under this Agreement. Within five (5) days of termination of this Agreement by Purchaser pursuant to this Paragraph 7, Purchaser shall deliver to Seller the Existing Due Diligence Items, but such delivery shall not be a condition to the return of the Earnest Money to Purchaser.

            Additionally, not less than fifteen (15) days prior to the Closing Date, Purchaser shall notify Seller as to any Contracts that Purchaser elects not to assume at Closing. Seller agrees that, except for the general contractor's and architect's contracts, all such Contracts shall be terminated, at Seller's cost and expense, on and as of the Closing Date. Seller shall terminate, as of the Closing Date and at its sole cost and expense, the employment of any employees of the Property and any and all property management and leasing agreements relating to the Property. Seller shall be responsible for the payment of any and all amounts due and payable under any such property management and/or leasing agreements relating to the Property, as well as any leasing commissions due any brokers in connection with the Lease.

     8. APPRAISAL/ENVIRONMENTAL REPORTS. Not less than ten (10) business days prior to the Closing Date, Seller shall cause the aforementioned existing environmental reports and assessments relating to the Property to be updated and re-certified to Purchaser, Purchaser's lender, if any, and any other parties designated by Purchaser in writing to Seller prior to ten (10) days before said reports are due to Purchaser. Seller shall be responsible to pay for the costs of such update and re-certification up to a total of $1,000. Purchaser shall be responsible to pay for the costs of such updates and re-certifications of such existing environmental reports and assessments in excess of $1,000. Not less than ten (10) business days prior to the Closing Date, Seller shall have new appraisals of the Property prepared and issued to and in the name of Purchaser, Purchaser's lender, if any, and any other parties designated by Purchaser in writing to Seller prior to ten (10) days before said items are due to the Purchaser. Seller shall be responsible to pay for the costs of such appraisals up to a total of $1,000. Purchaser shall be responsible to pay for the costs of such appraisals in excess of $1,000. Notwithstanding the foregoing, if the cost of the aforementioned environmental reports and appraisals is expected to exceed the amount that Seller is obligated to pay, then, prior to ordering the same, Seller shall obtain Purchaser's prior approval of the cost thereof.

     9.     DELIVERIES AT CLOSING.

            (a) At the time of closing hereunder, Seller shall deliver the following original documents for the Property:

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                                                                  STORE NO. 2630
                    (i) Special warranty deed conveying title to the Property to Purchaser (or its nominee, assignee or the entities designated by Purchaser as taking title to the Property) in the form attached hereto as EXHIBIT "B" (modified as necessary to conform to local law) free and clear of all liens, encumbrances and exceptions whatsoever, save and except only for the Permitted Exceptions.

                    (ii) Duly executed Quit-Claim Bill of Sale in the form attached as EXHIBIT "C".

                    (iii) Appropriate "Seller's Affidavit" or other acceptable evidence addressed to the Title Insurer attesting to the absence of liens, lien rights, rights of parties in possession (other than Tenant) and other encumbrances arising under Seller (other than the Permitted Exceptions) so as to enable Title Insurer to delete the "standard" exceptions for such matters from Purchaser's owner's policy of title insurance for the Property and otherwise insure any "gap" period occurring between the closing and the recordation of the closing documents.

                    (iv) Duly executed Assignment and Assumption of Agreement for each the Lease (the "Lease Assignment") in the form attached as EXHIBIT "D", together with all of the documents assigned thereby.

                    (v) An estoppel certificate relating to the Lease from Tenant in the form and substance attached hereto as EXHIBIT "I" and made a part hereof. The estoppel certificate shall be certified to Purchaser and its nominee, assignee and/or the entities designated by Purchaser as taking title to the Property and Purchaser's lender (and their respective successors and assigns), if any.

                    (vi) Duly executed Assignment of Licenses, Permits, Plans, Contracts, Warranties, and Intangible Property (the "License Assignment") in the form attached as EXHIBIT "E", together with the consent of the issuer thereof to such assignment if required by the terms of the applicable warranty; in the event that the issuer of any warranty charges a fee in connection with the assignment or requires that any work be performed in connection with the assignment, then such fee and the cost of work shall be paid by the Seller at the Closing. Purchaser shall advise Seller in writing by the end of the Inspection Period as to whether or not Purchaser accepts Exhibits B and C of the License Assignment and Seller shall then advise Purchaser in writing whether or not Seller will revise said exhibits. If Purchaser gives no such notice by the end of the Inspection Period, then Purchaser shall be deemed to have approved said exhibits.

                    (vii) Notice addressed to Tenant, signed by Seller, providing notice of the sale of the Property and directing Tenant to send future rent and notices to Purchaser.

                    (viii) Originals of the Lease and any guaranty agreements thereto and any originals of the Contracts and Licenses (to the extent the same are in Seller's possession).

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                                                                  STORE NO. 2630
                    (ix) To the extent in the possession of Seller, a letter from the applicable zoning authority for the Property confirming that the Property is zoned for its current use. Purchaser may obtain any current letters that it desires, provided, however, Seller agrees to reasonably cooperate with Purchaser in obtaining any of the aforementioned current zoning letters.

                    (x) Estoppel Certificates, if any, from all parties to any operating agreements and/or reciprocal easement agreements to the extent such parties are obligated to provide the same under the said agreements confirming the terms of the operating agreements and/or reciprocal easement agreements and confirming that there exist no defaults under the such documents and no event or circumstance has occurred that, with the giving of notice or passage of time, could result in a default under such documents, which estoppel certificates shall be certified to Purchaser and its nominee, assignee and/or the entities designated by Purchaser as taking title to the Property and Purchaser's lender (and their respective successors and assigns), if any. Purchaser shall give Seller in writing by the end of the Inspection Period the operating agreements and/or reciprocal easement agreements for which Purchaser wants estoppel certificates or Seller shall have no obligation to furnish Purchaser any estoppel certificates.

                    (xi) Unqualified, final Certificates of Occupancy (or temporary certificates of occupancy acceptable to Purchaser) for the Property.

                    (xii) An appropriate FIRPTA Affidavit or Certificate by Seller, evidencing that Seller is not a foreign person or entity under Section 1445(f)(3) of the Internal Revenue Code, as amended.

                    (xiii) Certificate of insurance from Tenant, in the form and coverages as provided in the Lease, naming Purchaser, the entity taking title to the applicable Property and Purchaser's lender as additional insureds or loss payees, as applicable provided Purchaser has given Seller the names of the applicable entities to be insured at least ten (10) days prior to the Closing Date.

                    (xiv) A duly executed counterpart of the closing statement.

                    (xv) A certificate of Seller verifying that the representations and warranties made in this Agreement are true and correct at the time of Closing hereunder.

                    (xvi) To the extent in Seller's possession, all security cards and passes and keys to the Property and improvements located thereon.

                    (xvii) To the extent not delivered to Purchaser prior to the Closing Date, originals (or if Seller does not have the original, copies certified by Seller as being true, complete and correct copies of what Seller possesses in its files) of all (a) as-built plans and specifications, surveys, site plans, engineering plans and studies, utility plans and development plans related to the Property, (ii) all guaranties and warranties relating to the construction of the improvements located upon the Property (including,

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                                                                  STORE NO. 2630
            without limitation, construction warranties provided by the general contractor and any subcontractors of any tier, and all of Seller's rights, if any, in any roof warranty relating to the Leased Premises provided to the Tenant), and (iii) all governmental licenses and permits relating to the Property.

                    (xviii) Three (3) original assignments of Seller's right,
            title and interest (including any and all warranties thereunder) in, to and under the construction contract between Seller and its general contractor (including, any amendments thereto or change orders in respect thereof, the "Construction Contracts"), in the form attached hereto as EXHIBIT "G", subject to approval by the general contractor, and made a part hereof, duly executed by Seller, which assignment will provide for Seller to remain responsible to pay any and all amounts due and payable, or that become due and payable, under the Construction Contracts.

                    (xix) Three (3) original assignments of Seller's right, title and interest in, to and under any and all architect's agreements (including, any amendments thereto or change orders in respect thereof, the "Architect's Agreement"), in the form attached hereto as EXHIBIT "H", subject to approval by the architect, and made a part hereof, duly executed by Seller, which assignment will provide for Seller to remain responsible to pay any and all amounts due and payable, or that become due and payable, under the Architect's Agreement.

                    (xx) An estoppel letter from the general contractor, pursuant to which the general contractor (a) confirms that there exist no defaults under the Construction Contracts and that no event or circumstance has occurred that, with the giving of notice or passage of time, could result in a default under the Construction Contracts, (b) confirms what amount has been paid as of the Closing Date together with any remaining amount to be paid the general contractor, and (c) agrees to continue performance on and after the Closing. In the event that the Construction Contract has not been paid in full by Seller by the Closing Date, then at Closing an amount equal to the unpaid portion of the Construction Contract shall be escrowed from Seller's proceeds with the Escrow Agent until such time as the general contractor is paid in full and the general contractor and all material subcontractors have executed unconditional releases of lien for the Property and/or released any liens filed against the Property), and Seller shall defend, hold harmless and indemnify Purchaser and each Acquiring Entity from and against any and all claims, costs, expenses (including, but not limited to, reasonable attorneys fees and litigation costs), damages, judgments, demands, penalties, fines, interest and liabilities, and for any and all loss of life, injury to persons or damage to property due to or resulting from, directly or indirectly, Seller's non-payment of the Construction Contracts.

                    (xxi) An estoppel letter from the architect under the Architect's Agreement pursuant to which the architect (a) confirms that there exist no defaults under the Architect's Agreement and that no event or circumstance has occurred that with the giving of notice or passage of time, could result in a default under the Architect's Agreement, (b) confirms that any and all amounts due and payable to such parties as

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                                                                  STORE NO. 2630
            of the Closing Date have been paid, and (c) agrees to continue performance on and after the Closing.

                    (xxii) Evidence that Seller has terminated (and paid any termination fees associated therewith) any and all Contracts that Purchaser elected not to assume pursuant to Section 7 above (except that Purchaser shall not have the right to terminate either the general contractor or architect's contracts).

                    (xxiii) Such other closing documents as are reasonably
            necessary and proper in order to consummate the transaction contemplated by this Agreement.

            (b) At the time of closing hereunder, Purchaser shall deliver the following original documents for each Property:

                    (i)     Duly executed Lease Assignment.

                    (ii) A duly executed counterpart of the closing statement.

                    (iii) Notice addressed to Tenant, signed by Purchaser, providing notice of the sale of the Property and directing Tenant to send future rent and notices to Purchaser.

                    (iv) Such other closing documents as are reasonably necessary and proper in order to consummate the transaction contemplated by this Agreement.

     10.    CLOSING. At least thirty (30) days prior to the earlier to occur of
(a) Seller's estimate of the date of Completion of the Leased Premises, and (b) December 31, 2003, Seller shall deliver to Purchaser notice stating the estimated Completion date (the actual date upon which Completion is achieved to be referred to as the "Completion Date"). The Purchase Price and the aforesaid executed closing documents shall be delivered, and the purchase and sale transaction contemplated in this Agreement shall otherwise be consummated subject to the other terms and provisions of, and satisfaction of all conditions to Closing contained in, this Agreement (the "Closing"), on a date which is the earlier to occur of (i) ten (10) days after the Completion Date and (ii) December 31, 2003 (the "Closing Date"). The Closing shall occur by mail to the offices of Escrow Agent. Notwithstanding anything contained in this Agreement to the contrary, Purchaser's obligation to close hereunder is conditioned upon all of the following:

            (a) All Rent shall be current under the Lease with no delinquencies as to any Rent due and payable on or before the Closing Date.

            (b) All representations and warranties of Seller contained in this Agreement being true and correct at and as of the Closing Date, and all obligations of Seller to have been performed on or before the Closing Date having been timely and duly performed (including, without limitation, delivery of all of the closing documents referenced in Paragraph 9 above).

            (c) The issuance of a final ALTA title insurance policy (or a marked commitment therefor, with the original title insurance policy to follow) pursuant to and in accordance with

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                                                                  STORE NO. 2630
     the updated Title Commitment (in form and substance approved by Purchaser, including the issuance of all endorsements thereto and the removal of any of Purchaser objections pursuant to Paragraphs 5 and/or 6 above) insuring fee simple title to the Property in Purchaser (or the entity that takes title to the applicable Property) as of the Closing Date in the amount of the Purchase Price, subject only to the Permitted Exceptions, and containing no exception for mechanics' liens (unless appropriately bonded by Seller) and containing such affirmative insurance as may be available in the state in which the Property is located insuring that the Purchaser's fee title shall not be subject to any mechanics' liens.

            (d) The Leased Premises shall have been Completed (as defined in Paragraph 15 below) as required in Paragraph 15 below.

            (e) Purchaser's receipt of any and all estoppel certificates required to be delivered by Seller, all in form and substance reasonably acceptable to Purchaser.

            If any conditions precedent contained in this Agreement to Purchaser's obligation to close the transaction contemplated by this Agreement shall not be satisfied (or, in Purchaser's sole and absolute discretion, waived) by the Closing Date, then Purchaser, by notice to Seller on or before the Closing Date, may elect either to terminate this Agreement, without waiver or release of any of its remedies for a Seller default, or to seek specific performance of this Agreement, unless with respect only to Purchaser's right to seek specific performance of this Agreement, the condition is not satisfied due to matters out of Seller's control such as a third party refusing to sign a document required under this Agreement. If this Agreement is terminated as provided in the immediately preceding grammatical sentence, then the Earnest Money and any interest thereon shall forthwith be returned to Purchaser, and all other funds and documents theretofore delivered hereunder or deposited in escrow by either party shall be forthwith returned to such party.

     11. CLOSING COSTS. Purchaser shall pay for (i) any charges for any extended coverage and/or the Special Endorsements; (ii) the costs of Purchaser's inspections of the Property; (iii) the cost of recording said special warranty deed and other instruments of conveyance; (iv) one-half of any escrow fee, not to exceed TWO HUNDRED FIFTY AND 00/100 DOLLARS ($250.00); (v) the costs of the appraisals and environmental reports relating to the Property to the extent provided in Section 8 above; (vi) the costs of the As-Built Survey relating to the Property to the extent provided in Section 6 above; and (vi) any other costs customarily paid by purchasers of similar property. Seller shall pay for (i) documentary stamp taxes or any other state, county and/or local transfer taxes required to be paid with respect to the special warranty deeds, if any; (ii) the cost of recording any corrective title instruments; (iii) the premiums for the owner's title insurance policy to be issued pursuant to the updated Title Commitment, excluding any charges for any extended coverage and/or the Special Endorsements to the title insurance policies which shall be paid by Purchaser;
(iv) costs to remove, or costs of endorsements providing insurance coverage over any Title/Survey Objection or New Title/Survey Exception; (v) the costs of the appraisals, and environmental reports relating to the Property to the extent provided in Section 8 above; (vi) the costs of the As-Built Survey relating to the Property to the extent provided in Section 6 above; (vii) the costs of the Title Commitments (including all updates thereof) and the Survey of the Property; (viii) one-half of any escrow fee, not to exceed TWO HUNDRED FIFTY AND 00/100 DOLLARS ($250.00); and (ix)any other costs

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                                                                  STORE NO. 2630
customarily paid by sellers of similar Property. Each of Purchaser and Seller shall bear its own attorneys' fees.

     12. PRORATIONS. The following prorations shall be made between Purchaser and Seller as of the date of Closing (for the purposes of the following prorations, Purchaser shall be deemed to be the owner of the Property for the entire Closing Date):

            (a) Seller shall receive a credit, if any, for any ad valorem taxes, assessments, maintenance costs or other costs and expenses advanced by Seller, if any (collectively the "Advances"), which (i) are attributable to the Closing Date and the period subsequent thereto, or (ii) are reimbursable to Seller by Tenant pursuant to the Lease, but have not been received by Seller as of the Closing Date. Seller agrees to remit to Purchaser, within thirty (30) days of receipt of same, all reimbursements received from Tenant after the Closing Date for all such Advances that are credited to Seller at Closing.

            (b) Purchaser shall receive a credit, if any, for any ad valorem taxes, assessments, maintenance costs or other costs and expenses, if any, prepaid by Tenant to Seller (i) that relate to the Closing Date and period subsequent to the Closing Date, or (ii) are (or may become) owed by Seller to Tenant pursuant to the Lease, but have not been paid to Tenant as of the Closing Date.

            (c) Purchaser shall receive a credit against the Purchase Price in an amount equal to the sum of (i) any and all leasing or other commissions due and payable (or that may become due and payable) in connection with the Lease, (ii) any and all tenant improvement and other allowances and concessions due, payable or owed (or that may become due, payable or owed) under the Lease, and (iii) any and all budgeted capital expenditures relating to the Property that have not been paid as of the Closing Date.

            (d) All Rent and other amounts payable by the Tenant to the Landlord under the Lease attributable to the period prior to the Closing Date shall be the property of Seller, and all Rent and other amounts payable by the Tenant to the Landlord under the Lease attributable to the Closing Date and the period subsequent thereto shall be the property of Purchaser. If Rent due for the month in which the Closing Date occurs has been paid by Tenant to Seller prior to the Closing Date, then such Rent shall be the property of Seller and Purchaser shall receive a credit for all such Rent attributable to the Closing Date and the period subsequent thereto. If Rent due for the month in which the Closing Date occurs has not been paid by Tenant to Seller prior to the Closing Date, then such Rent shall be the property of Purchaser and Seller shall receive a credit for all such Rent attributable to the period prior to the Closing Date. Purchaser and Seller each agree to remit to the other, within thirty (30) days after receipt of same, all Rent received by them after the Closing Date which is defined as the property of the other party pursuant to the terms of this subparagraph, which obligation shall expressly survive Closing hereunder. Purchaser shall receive a credit against the Purchase Price in an amount equal to all security deposits, if any, required under the Lease, provided however, Purchaser shall assume all obligations of the aforementioned security deposits as required under the Leases.

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                                                                  STORE NO. 2630
            (e) As of the Closing, any and all ad valorem taxes and assessments attributable to the Property (collectively, "Taxes") for calendar year 2002 and all prior calendar years shall be paid by Seller. Taxes for calendar year 2003 that remain unpaid as of the Closing shall be prorated as between Seller and Purchaser as follows: (a) Seller shall be responsible for the aggregate amount of Taxes (less any portion thereof payable by the Tenant pursuant to the Lease) levied or assessed against the Property during, or attributable to the Property for, calendar year 2003, multiplied by a fraction, the numerator of which shall be the number of days during calendar year 2003 that Seller owned the Property, and the denominator of which shall be 365; and (b) Purchaser shall be responsible for the aggregate amount of Taxes (less any portion thereof payable by the Tenant pursuant to the Lease) levied or assessed against the Property during, or attributable to the Property for, calendar year 2003, multiplied by a fraction, the numerator of which shall be the number of days during calendar year 2003 that Purchaser owned the Property, and the denominator of which shall be 365. Any Taxes attributable to calendar year 2003 that are due and payable as of the Closing Date shall be paid by Seller as of the Closing Date as part of the proration of Taxes payable by Seller pursuant to the prior sentence. If the final amount of Taxes for calendar year 2003 are not known at the Closing, then Seller and Purchaser shall, in good faith, estimate the amount of same at closing, and shall re-prorate such Taxes within thirty (30) days of the date that the final amount shall be determined (i.e., issuance of the final Tax bill for calendar year
     2003).

            (f) if and to the extent applicable, Purchaser shall receive a credit against the Purchase Price in amounts equal to the Lease Rent Credit and/or the Late Delivery Credit (as such terms are defined in Section 15(3) below).

            (g) Any other items of revenue, income and expense not prorated pursuant to any of clauses (a) through (e) above shall be prorated as of the Closing Date such that (i) Seller shall receive the benefit of all revenue and income, and shall be obligated for the payment of all expenses, attributable to the period of time prior to the Closing Date, and (ii) Purchaser shall receive the benefit of all revenue and income, and shall be obligated for the payment of all expenses, attributable to the Closing Date and the period of time after the Closing Date.

            (h) If the actual amount of any item to be prorated/credited pursuant to this Section 12 cannot be determined as of the Closing Date, then Seller and Purchaser shall, in good faith, estimate the amount of such item, and shall re-prorate such item within thirty (30) days after the date that the actual amount of such item is determined.

     13. COMMISSIONS. Seller hereby represents and warrants to Purchaser that Seller has not dealt with any broker or finder with respect to the transaction contemplated hereby. Seller hereby agrees to indemnify Purchaser for any claim for brokerage commission or finder's fee asserted by any person, firm or corporation claiming to have been engaged by Seller. Purchaser hereby represents and warrants to Seller that Purchaser has not dealt with any broker or finder in respect to the transaction contemplated hereby, and Purchaser hereby agrees to indemnify Seller for any claim for brokerage commission or finder's fee asserted by any person, firm or corporation claiming to have been engaged by Purchaser.

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                                                                  STORE NO. 2630
     14. PROPERTY SOLD "AS-IS". EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, THE PROPERTY SHALL BE SOLD AND CONVEYED BY SELLER AND ACCEPTED BY PURCHASER IN "AS IS" CONDITION WITHOUT ANY WARRANTY OR REPRESENTATION WHATSOEVER ON THE PART OF SELLER, EXPRESS OR IMPLIED, AS TO THEIR CONDITION,
CLASSIFICATION, PAST OR PRESENT USE, OR MERCHANTABILITY, FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE, USE, DESIGN, CONSTRUCTION OR DEVELOPMENT, INCLUDING WITHOUT LIMITATION ANY WARRANTY OR REPRESENTATION AS TO SURFACE OR SUBSURFACE CONDITION, ZONING, OR THE SUFFICIENCY, ACCESSIBILITY AND CAPACITY OF UTILITIES FOR PURCHASER'S INTENDED USE OF THE PROPERTY, IT BEING AGREED THAT, EXCEPT FOR SELLER'S REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, ALL SUCH RISKS ARE TO BE BORNE BY PURCHASER AND THAT PURCHASER IS RELYING SOLELY ON ITS OWN INSPECTION AND INVESTIGATION OF THE PROPERTY WITH RESPECT THERETO AND NOT ON ANY STATEMENT, REPRESENTATION OR WARRANTY MADE BY SELLER OR ANYONE ACTING OR CLAIMING TO ACT ON BEHALF OF SELLER.

     15. REPRESENTATIONS AND WARRANTIES: COVENANTS. Each party warrants and represents the following to the other that:

            (a) It shall perform its duties and obligations under this Agreement in accordance with the terms and conditions of this Agreement.

            (b) This Agreement constitutes the valid and binding obligation of each party, enforceable against each party in accordance with the Agreement's terms. All actions required to be taken by each party to authorize it to enter into and carry out this Agreement have been, or prior to the date of closing hereunder shall be, duly and validly taken.

            Seller further represents and warrants to Purchaser that:

                    (i) to the best of Seller's knowledge that there are no pending, existing, or threatened: (a) condemnation proceedings against the Property or any portions thereof, (b) widening, change of grade or limitation on use of streets abutting the Property, (c) special tax or assessment to be levied against the Property, (d) change in the Zoning classification of the Property, or (e) change in the tax assessment of the Property.

                    (ii) to the best of Seller's knowledge, the Property is leased as Eckerd Drug Stores for twenty (20) year terms at the annualized base rental payments, subject to adjustment as provided in the Lease as a triple net lease covering the building and all of the real property and parking areas located on the Property, together with the reciprocal easements and REA/OEA agreements (if any) affecting the Property, for the entire terms and option periods thereof.

                    (iii) to the best of Seller's knowledge and subject to anything contained in the Existing Due Diligence Documents, the Property and the Leased Premises are free of violations, and the interior and exterior structures shall be, when Completed, free of leaks, structural defects and mold, and that the Property are and at Closing shall be in full compliance with federal, state, city and county ordinances, environmental laws,

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                                                                  STORE NO. 2630
            and that no third party has an option or right of first refusal to purchase the Property except as stated in the Leases.

                    (iv) neither Seller nor, to the best of Seller's knowledge, Tenant (or any guarantor thereof) are in default on the Lease nor is there any threatened or pending litigation against the Seller or the Property. In addition, the Lease is the only occupancy or lease agreement in effect for or on the Property.

                    (v) Seller owns the Property and is the landlord under the Lease.

                    (vi) To the best of Seller's knowledge, the Lease is in good standing and full force and effect, and no rights or interests of the landlord thereunder have been waived or released. Seller has no knowledge of any circumstances affecting the financial condition of any tenant of the Property which would prevent such tenant from fulfilling and complying with the obligations under its Lease. To the best of Seller's knowledge, except for Seller and Tenant pursuant to the Lease, there are no persons in possession or occupancy of the Property or any part thereof, nor are there any persons who have possessory rights in respect to the Property or any part thereof. Except as provided in the Existing Due Diligence Items provided to Purchaser and to the best knowledge of Seller: (a) there are no leasing or other commissions due and payable in connection with the Lease; (b) there are no tenant improvement or other allowances or concessions due, payable or owed, or that may become due, payable or owing, to Tenant under the Lease; and (c) except for construction of the Leased Premises in accordance with the terms of the Lease, there are no budgeted capital improvements or other capital expenditures that Seller anticipates making or incurring with respect to the Property.

                    (vii) except to the extent disclosed on EXHIBIT "J" attached hereto and made a part hereof, to the best of Seller's knowledge, prior to and during Seller's ownership of the Property,
            (i) no hazardous substances, materials or waste which is regulated by any governmental authority have been located on the Property or have been released into the environment, or discharged, placed or disposed of at, on or under the Property; (ii) no underground storage tanks have been located on the Property; (iii) the Property has never been used as a dump for waste material; and (iv) the Property and its prior uses comply with and at all times have complied with, any applicable governmental law, regulation or requirement relating to environmental and occupational health and safety matters. No hazardous substances, materials or waste shall be incorporated into the construction of the Improvements.

                    (viii) Construction of the Leased Premises commenced on May 15, 2003, and is scheduled to be completed on September 15, 2003.

                    (ix) Seller has complied with all terms and provisions of the Lease to have been complied with as of the date this representation is made, and Seller has satisfied any and all conditions and requirements of the Lease to have been satisfied as of the date this representation is made, including, without limitation, the terms, provisions,

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                                                                  STORE NO. 2630
            conditions and requirements of Sections 9.8.1.1, 9.8.1.2., 9.8.1.3 and 9.8.1.4 of the Lease.

                    (x) To the best of Seller's knowledge, the costs of development and construction of the Leased Premises is on budget in accordance with the Build to Suit Development Budget attached to the Lease.

                    (xi) Seller has procured and obtained any and all required permits, variances, approvals and other Licenses relating to the development and construction of the Leased Premises in accordance with the Lease. Each of the Licenses is in full force and effect and in good standing, and neither Seller nor any agent or employee of Seller has received notice of any intention on the part of the issuing authority to cancel, suspend or modify any of the Licenses or to take any action or institute any proceedings to effect such a cancellation, suspension or modification.

                    (xii) There have been no modifications, alterations, deviations or change orders to the Guide Plans (as defined in the Lease) for the Property, except: NONE: and the construction of the Improvements is proceeding in accordance and compliance with the Guide Plans.

                    (xiii) There are no defaults under any of the Construction Contracts or the Architect's Agreement, and all of the Construction Contracts and Architect's Agreement are in good standing and in full force and effect.

                    (xiv) Seller does not own any real property located within one thousand feet (1000') of any exterior boundary of the Property.

                    (xv) Seller has no management, leasing, service, maintenance, operating, repair, consulting, professional service, advertising, promotion, public relations, construction, development, architect's, contractors, sub-contractors, vendors, suppliers, materialmen and other contracts and commitments (excluding the Lease and the warranty obligations under the general contractor's and architect's agreements for the Improvements) in any way relating to the Property or any part thereof (including, without limitation, the design, development and construction of the Improvements [as defined in Paragraph 15] which shall survive the Closing (again, however, subject to the Lease and respective warranty obligations pursuant to the general contractor's and architect's agreements for the Improvements); no equipment leases, rights and options, including rights to renew or extend the term or purchase the leased equipment, relating to equipment or property located in or upon the Property or used in connection therewith which shall survive the Closing;

                    (xvi) Seller will receive no warranty concerning the construction of the Improvements other than from the general contractor. In addition, Seller does not have any plans, guaranties or roof warranties, relating to the Property or the construction of the Improvements other than as furnished or assigned to Purchaser at the Closing.

                                                                  STORE NO. 2630
                    (xvii) To Seller's knowledge the Property is not encumbered by any property management agreement and Seller has not engaged for or placed at the Property any property manager, employees or leasing agent or broker.

                    Each representation and warranty of each party contained in this Agreement shall be true and accurate as of the date hereof, shall be deemed to have been made again at and as of Closing and shall then be true and accurate in all material respects, and shall survive the Closing, provided however, such representations and warranties shall not survive beyond one (1) year after the Closing Date.

                    Seller hereby covenants that:

            (1) Seller, at Seller's sole cost and expense, shall keep and perform (or cause to be performed) all obligations of the landlord under the Lease, and all obligations of the Property owner or its agents under the Contracts (including, without limitation, the Construction Contracts and the Architect's Agreement) and Licenses, to and including the Closing Date or termination of this Agreement and Seller shall furnish Buyer with copies of documentation showing Seller's complying with all obligations as landlord under the Lease. On the Closing Date, Seller shall tender possession of the Property to Purchaser in the same condition the Property was in when last inspected by Purchaser, except for ordinary wear and tear, casualty loss and condemnation, and except for construction of the Leased Premises in accordance and compliance with the terms and provisions of the Lease. Not less than ten (10) days prior to the Closing Date, Seller shall deliver to Purchaser, for Purchaser's review and approval, executed copies of all estoppel certificates to be delivered at Closing pursuant to Paragraph 9 hereof. At Closing, Seller shall, at its sole cost and expense, terminate any property management agreement, leasing agreement and/or insurance policies maintained by Seller related to the Property.

            (2) Seller shall notify Purchaser promptly if Seller becomes aware of any transaction or occurrence prior to the Closing Date which would make any of the representations or warranties of Seller contained in this Agreement not true and correct in any respect. Additionally, Seller promptly shall deliver to Purchaser any notices and written communications sent to or received from Tenant.

            (3) Pursuant to the terms of the Lease, Seller is obligated to construct upon the Property certain buildings and other improvements (collectively, the "Improvements") in accordance and compliance with the Guide Plans and the Lease. Seller covenants and agrees to construct the Improvements in accordance and compliance with the Guide Plans, the Lease and all applicable licenses, laws, ordinances, rules and regulations (including, without limitation, the Americans with Disabilities Act) (collectively, "Legal Requirements"). Seller shall construct the Improvements at its sole cost and expense, and shall be obligated to pay all impact fees, tap fees, transportation impact fees, water and sewer reservation fees and any other sums which may be payable to any governmental agency in connection with construction and initial occupancy of the Property and/or the Leased Premises, including, without limitation, any of such fees which are payable in connection with any tenant improvements to be installed in the Property. In addition, Seller agrees to cause all water,

                                                                  STORE NO. 2630
     sewer, gas, electric, telephone, drainage and other utilities and exterior facilities required by the Lease (which shall include, without limitation, landlord's obligations under Sections 10.1 and 11.2 of the Lease) and/or by law for the normal and proper operation of the Property to be constructed and installed to the Improvements, connected with valid permits, and in good repair, condition and working order at the Closing. Seller agrees that it shall obtain a certificate of occupancy for each building which constitutes a part of the Improvements, together with certificates of occupancy for all tenant spaces. Seller covenants that Completion shall be achieved no later than December 31, 2003 (the "Outside Completion Date"). Seller agrees to deliver to Purchaser from time to time, but not less frequently than once per calendar month, written progress reports in respect of the progress of Completion of the Improvements, and shall deliver to Purchaser any and all progress reports or similar documents received from any contractor describing its progress with the construction of the Improvements. Seller shall notify Purchaser in writing, and provide Purchaser with a revised construction schedule, at any time that any delays in construction will delay the expected final Completion Date beyond the Outside Completion Date. At or prior to Closing Seller will deliver to Purchaser a copy of the roof warranty for the Improvements. It shall be a condition precedent to Purchaser's obligations to consummate the purchase of the Property that the Seller shall have satisfied all of its obligations under this subsection (3) required to have been performed on or before the Closing Date. For the purposes of this Agreement, the terms "Complete", "Completed" and "Completion" shall mean that all of the following conditions shall have been satisfied: (a) the Leased Premises and Improvements are fully complete as required, described, defined and provided in the Lease, including, without limitation, Section 9.4 of the Lease, (b) the Tenant has accepted the Leased Premises, and is open and operating for business in the Leased Premises, (c)final, unconditional certificates of occupancy for the base building and the tenant space have been issued by all applicable governmental entities, (d) Seller's architect has issued to Purchaser a certificate pursuant a certificate pursuant to which such architect certifies that the Leased Premises have been completed in accordance and compliance with all Legal Requirements, the Guide Plans and the Lease, and (e) all conditions to completion set forth in Section
     9.4 of the Lease have been satisfied. Sub-sections (a) and (e) of this paragraph shall be satisfied upon Seller furnishing Purchaser an estoppel certificate from Tenant in the form shown in EXHIBIT "I" together with the delivery by Seller to Purchaser of the respective documents listed in
     Section 9.4 of the Lease. If, as of the Closing Date, Tenant shall not be paying full Rent under and pursuant to the terms of the Lease, then, at Closing, Purchaser shall receive a credit against the Purchase Price in an amount equal to the (i) all Rent and other amounts that would be due and payable under and pursuant to the Lease (as if the Rent Commencement Date was the Closing Date for the period of time commencing as of the Closing Date and ending on the date that Tenant is expected to commence paying full Rent under the Lease, and (ii) the amount of Taxes attributable to the period of time commencing as of the Closing Date and ending on the date that Tenant is expected to commence paying full Rent under the Lease (the "Lease Rent Credit"). Additionally, if Tenant shall be entitled to any penalties, abatements, credits, rent reductions and other concessions (including, without limitation, any rent credits to which Tenant is entitled pursuant to Section 3.1 of the Lease) under the Lease on account of the failure to deliver the applicable Leased Premises to Tenant within the time period required by the applicable Lease, then at Closing, Purchaser shall receive a credit against the Purchase

                                                                  STORE NO. 2630
     Price in an amount equal to the aggregate of all such penalties, abatements, credits, rent reductions and other concessions (the "Late Delivery Credit"). The Lease Rent Credit and the Late Delivery Credit shall be subject to recalculation within thirty (30) days after Tenant commences the payment of full Rent under the Lease. If, once Tenant commences the payment of full Rent under the Lease, Seller and Purchaser determine that the actual amount of the Lease Rent Credit and/or the Late Delivery Credit differs from the amount credited to Purchaser at Closing, then, as the case may be, Seller shall pay to Purchaser any additional Lease Rent Credit or Late Delivery Credit, or Purchaser shall refund to Seller any excess Lease Rent Credit or Late Delivery Credit received by Purchaser at Closing. In connection with the foregoing, Seller agrees to (i) comply with and satisfy
     Section 9.8.2 through and including 9.8.5 of the Lease and Section 9.8.9 of the Lease, (ii) provide notice to Purchaser of any Rent adjustment pursuant to Sections 9.8.6 and 9.8.7 of the Lease and (iii) otherwise refund to the Tenant any rents collected by Seller which are required to be refunded pursuant to Section 9.8.8 of the Lease. These covenants with respect to the Lease shall survive the Closing.

            (4) For a time period of one (1) year after the Lease Commencement Date, Seller shall be and remain responsible for (i) completing any warranty work or curing any defaults as required by the landlord under the Lease, (ii) repairing any defects in labor or workmanship regarding the initial construction of the improvements, and
     (iii) performing any and all other obligations of the landlord under the Lease in respect of the development and construction of the Improvements. In the event that the Seller fails to comply with the foregoing obligations, Purchaser may, after giving thirty (30) days written notice to Seller and Seller having failed to commence and diligently pursue to completion curative action within said time period, proceed to remedy such default on its own and shall have recourse against Seller for any expenses incurred thereby. Neither payment nor acceptance of the Purchase Price nor any provision in this Agreement will be deemed to constitute a waiver by Purchaser of Seller's responsibility under this Section 15(4). This Section 15(4), and all provisions contained herein, shall survive the Closing. The obligations of the Seller pursuant to this Section 15(4) shall continue beyond the one-year period specified herein as to warranty work or the curing of any defaults required by the landlord pursuant to the Lease if such defect or default is discovered during the one-year warranty period and is not cured by the Seller within that one year warranty period. In other words, defects or defaults which arise or exist prior to the date of expiration of the one-year warranty period must be cured and corrected by the Seller even though the curing or corrective action may not be commenced or completed until after the date of expiration of the one-year warranty period. Seller shall and hereby agrees to indemnify and hold harmless Purchaser for any and all liabilities, damages, losses, or any claim associated with or arising out of Seller's or the general contractor's work to complete the Improvements, including all warranty work and access by Seller or the general contractor (or their respective employees or subcontractors), which inflicts or causes damage to the Property or injury or death to any person(s). In addition to the foregoing, in connection with any warranty work for which Seller or the general contractor are responsible: (i) Seller shall furnish to Purchaser evidence of commercial general liability coverage for the applicable contractors reasonably acceptable to Purchaser and (ii) will use all diligence and reasonable efforts to minimize any interference with Tenant's occupancy.

                                                                  STORE NO. 2630
            (5) From the date of this Agreement to the Closing Date or earlier termination of this Agreement, if the Property becomes operational, Seller shall manage and operate the same in a manner consistent with management standards and business practice for comparable Property in the Norman/Edmond, Oklahoma area. Notwithstanding the foregoing, without the prior written consent of Purchaser, Seller shall not do, suffer or permit, or agree to do, any of the following:

                    (A) enter into any transaction in respect to or affecting the Property out of the ordinary course of business:

                    (B) sell, encumber or grant any interest in the Property or any part thereof in any form or manner whatsoever, or otherwise perform or permit any act which will diminish or otherwise affect Purchaser's interest under this Agreement or in or to the Property or which will prevent Seller's full performance of its obligation hereunder; or

                    (C) enter into, amend, waive any rights under, terminate or extend any Contract (including, without limitation, the Construction Contracts and the Architect's Agreement) or any of the Leases.

     16. DAMAGE AND CONDEMNATION. Seller shall notify Purchaser upon the occurrence of any damage, destruction, taking or threat of taking affecting any of the Property. In the event of any material damage to or destruction of a Property, or any portions thereof, or in the event of any material takings or threats of taking of any Property, or any portions thereof, by exercise of the power of eminent domain, Purchaser may elect to: (i) terminate this Agreement by giving notice thereof to Seller within ten (10) days of receipt of notice from Seller, whereupon this Agreement shall become null and void and the parties shall be relieved of and released from any and all further rights, duties, obligations and liabilities hereunder, except for those obligations which survive the termination of this Agreement, or (ii) consummate the purchase of all of the Property but receive a credit on the Purchase Price in an amount reasonably satisfactory to both parties reflecting the loss in value of the Property subject to the said damage, destruction, or condemnation whereupon, at Closing, Seller shall assign any rights to any insurance proceeds or condemnations awards, subject to the rights of Tenant and obligations of Landlord under the Lease. Seller shall provide Purchaser with all information received by Seller regarding any such damage, destruction, taking or threat of taking which is reasonably necessary or useful to Purchaser in making the election between such alternative. For the purposes of this paragraph, "material" shall mean any damage, destruction or taking (i) which would allow Tenant to terminate the Leases or abate, or reduce the amount of, the rents due under the Leases, or (ii) which would cause damage to the Property or Property in excess of ONE HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($150,000.00), or
(iii) which would unreasonably interfere with the access provided to the Property, or (iv) cause a delay in the Completion of the Improvements beyond December 31, 2003.

     17. DEFAULT BY PURCHASER: SELLER'S REMEDIES. If the purchase and sale of the Property is not consummated in accordance with the terms and conditions of this Agreement due to default or breach on the part of Purchaser, then Seller, at its election, may, as its sole remedy hereunder and at law or equity, terminate this Agreement and obtain as valid liquidated damages the entire Earnest

                                                                  STORE NO. 2630
Money, provided however, Seller shall first provide written notice to Purchaser of said default and afford Purchaser five (5) days to cure such default.

     18. DEFAULT BY SELLER; PURCHASER'S REMEDIES. If the purchase and sale of the Property is not consummated in accordance with the terms and conditions of this Agreement due to default or breach on the part of Seller, then Purchaser, at its election, may, provided Purchaser shall first provide written notice to Seller of said default and afford Seller five (5) days to cure such default, (i) avail itself of the remedy of specific performance and recover any and all costs of obtaining specific performance, or (ii) terminate this Agreement and receive a refund of the Earnest Money and interest earned thereon and Seller shall reimburse Purchaser for any and all out-of-pocket costs and expenses incurred by Purchaser in connection with the transaction contemplated by this Agreement (including, without limitation, any and all due diligence costs, attorneys' fees and lender's costs and fees) not to exceed FIFTY THOUSAND AND 00/100 DOLLARS ($50,000.00).

     19.    INTENTIONALLY DELETED.

     20. ASSIGNMENT. Purchaser may assign its interest under this Agreement in whole or in part. Upon any assignment by Purchaser, Purchaser shall not be entitled to a release or substitution of the Earnest Money, but shall seek reimbursement of same from Purchaser's assignee. Seller shall not assign this Agreement or any of Seller's interests herein without Purchaser's prior written consent.

     21. NOTICES. Any notice, request, demand, tender or other communication under this Agreement shall be in writing, and shall be deemed to have been duly given at the time and on the date when personally delivered, or upon being delivered to a nationally recognized commercial courier for next day delivery, to the address for each party set forth below, or upon delivery if deposited in the United States Mail, Certified Mail, Return Receipt Requested, with all postage prepaid, to the address for each party set forth below, or by facsimile with proof of delivery of same. The time period in which a response must be made, or action taken, by a party receiving such communication shall commence on the date of actual receipt by such party. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of such communication. By giving prior notice to all other parties, any party may designate a different address for receiving notices.

     Notices to Seller:         Commercial Net Lease Realty Service, Inc.
                                450 South Orange Avenue, Suite 900
                                Orlando, Florida 32801-3336
                                Attention: Mary E. Wilkes, Esq.
                                Telephone: (407) 650-1000
                                Facsimile: (407) 650-3639

     Notices to Purchaser:      Inland Real Estate Acquisitions, Inc.
                                2901 Butterfield Road
                                Oak Brook, Illinois 60523
                                Attention: G. Joseph Cosenza
                                Telephone: (630) 218-4909

                                                                  STORE NO. 2630
                                Facsimile: (630) 218-4935

     With a copy to:            Michael J. Moran, Esquire
                                2901 Butterfield Road
                                Oak Brook, Illinois 60523
                                Telephone: (630) 645-2085
                                Facsimile: (630) 218-4900

     22. GOVERNING LAW AND BINDING EFFECT. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida and shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto as well as their respective heirs, personal representatives, successors and assigns.

     23. TIME OF ESSENCE. Time shall be of the essence in the performance of the terms and conditions of this Agreement. In the event any time period specified in this Agreement expires on a Saturday, Sunday or bank holiday on which national banks in Orlando, Florida are closed for business, then the time period shall be extended so as to expire on the next business day immediately succeeding such Saturday, Sunday or bank holiday.

     24. CAPTIONS. All captions, headings, paragraph and subparagraph numbers and letters and other reference numbers or letters are solely for the purpose of facilitating reference to this Agreement and shall not supplement, limit or otherwise vary in any respect the text of this Agreement. All references to particular paragraphs and subparagraphs by number refer to the paragraph or subparagraph so numbered in this Agreement.

     25. ENTIRE AGREEMENT. This Agreement supersedes all prior discussions and agreements between Seller and Purchaser with respect to the purchase and sale of the Property. This Agreement contains the sole and entire understanding between Seller and Purchaser with respect to the transactions contemplated by this Agreement, and all promises, inducements, offers, solicitations, agreements, representations and warranties heretofore made between the parties are merged into this Agreement. This Agreement shall not be modified or amended in any respect except by a written agreement executed by or on behalf of the parties to this Agreement in the same manner as this Agreement is executed.

     26. SURVIVAL OF PROVISIONS. The warranties, representations, agreements, covenants and indemnities of the Seller and Purchaser provided for in this Agreement shall survive the Closing under or termination of this Agreement only to the extent expressly provided herein.

     27. VALIDITY. In the event any term or provision of this Agreement is determined by the appropriate judicial authority to be illegal or otherwise invalid, such provision shall be given its nearest legal meaning or be construed or deleted as such authority determines, and the remainder of this Agreement shall remain in full force and effect.

     28. ATTORNEY'S FEES. In the event of any litigation arising out of this Agreement, the party prevailing (as determined by the court) in obtaining the relief sought, in addition to all other sums

                                                                  STORE NO. 2630
that it may be entitled to recover, shall be entitled to recover from the other party its reasonable attorney's fees and expenses incurred as a result of such litigation.

     29. EFFECTIVE DATE. This Agreement shall be effective on the date that the last of both parties have executed this Agreement, as evidenced by the date set forth beneath their signatures hereinbelow (the "Effective Date").

     30. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other party.

     31. NO RECORDATION. Neither this Agreement nor any notice or memorandum thereof shall be recorded in the public records of any jurisdiction.

     32. TAX DEFERRED EXCHANGE. Seller and Purchaser agree to reasonably cooperate with each other in effecting for the benefit of either party a delayed like-kind exchange of real property pursuant to Section 1031 of the United States Internal Revenue Code and similar provisions of applicable state law; provided that (i) neither party shall be obligated to delay the closing hereunder and (ii) neither party shall be obligated to execute any note, contract, deed or other document not otherwise expressly provided for in this Agreement providing for any personal liability, nor shall either party be obligated to take title to any property other than the Property as otherwise contemplated in this Agreement or incur additional expense for the benefit of the other party. Each party shall indemnify and hold the other harmless against any liability which arises or is claimed to have arisen on account of any exchange proceeding which is initiated on behalf of the indemnifying party. Additionally, the party effectuating any such like-kind exchange shall reimburse the other party for such other party's actual, out-of-pocket costs and expenses with respect to such like-kind exchange.

     33. CONFIDENTIALITY. Purchaser acknowledges that all Confidential Information is the confidential, proprietary, and commercial or financial trade secret information of Seller, and Purchaser agrees to hold all Confidential Information in strict confidence. Until Closing, all Confidential Information is and shall remain the sole property of Seller and may be used only for the purposes set forth in this Agreement. Purchaser agrees that, during the term of this Agreement not to exceed the Closing Date, Purchaser will not directly or indirectly disclose, duplicate, reproduce, distribute, disseminate, transmit, discuss, or otherwise communicate, either verbally or in writing to any person or entity other than its responsible shareholders, directors, officers, employees, attorneys, accountants, consultants, agents, and other authorized representatives (collectively "Authorized Persons") any Confidential Information or documents or information derived from Confidential Information, nor use or allow the use of any Confidential Information for any purpose other than evaluating a possible purchase of the Property from Seller, except if required by court order or by applicable law. Prior to any such disclosure Purchaser shall inform the Authorized Persons by instruction, agreement, or otherwise that the Confidential Information is the confidential, proprietary, and trade secret information of Seller and may not be further disseminated to other persons or entities without prior written consent, which must be requested from, and may be given or withheld at the sole discretion of, Seller.

                                                                  STORE NO. 2630
            The term "Confidential Information" means any and all documents or information received directly or indirectly at any time by Purchaser, verbally or in writing, from Seller relating to Seller or the Property (the terms "Purchaser" and "Seller" as used by this Paragraph 33 shall include their respective subsidiaries, affiliates, shareholders, directors, officers, employees, attorneys, accountants, consultants, agents, or other representatives and their successors and assigns), but does not mean matters which are previously known to the public.

            Notwithstanding the foregoing, to the extent any Leases or agreements with Tenants impose on Sellers any confidentiality obligations which are more restrictive than the confidentiality provision contained herein, Seller shall be bound by the terms and conditions of such confidentiality provisions and shall not be obligated hereunder to violate or breach such obligations.

     34. Acceptance. In the event this Agreement is not signed simultaneously by both parties, it shall be considered to be an offer made to the other party ("Other Party") by the party first executing it. In such event (once the signed Agreement is delivered to the Other Party) THIS OFFER SHALL EXPIRE AT 5:00 P.M. TEN (10) BUSINESS DAYS AFTER BEING DELIVERED TO THE OTHER PARTY BY THE FIRST PARTY TO SIGN THIS AGREEMENT, unless accepted and signed by the Other Party and personally delivered to the party making the offer within said ten (10) business days.

                            [SIGNATURES ON NEXT PAGE]

                                                                  STORE NO. 2630
     The parties have each caused this Real Estate Purchase Contract to be executed on their behalf as of the date set forth beneath their respective signatures below.

Signed, sealed and delivered in the      "SELLER":
presence of the following witnesses:
                                         COMMERCIAL NET LEASE REALTY
                                         SERVICE, INC., a Maryland corporation

------------------------------------
Signature of Witness

                                         By:
------------------------------------        ------------------------------------
Printed Name of Witness                  Printed Name:
                                                      --------------------------
                                         Title:
                                               ---------------------------------

                                         Date:
------------------------------------           ---------------------------------
Signature of Witness


------------------------------------
Printed Name of Witness


Signed, sealed and delivered in the      "PURCHASER":
presence of the following witnesses:
                                         INLAND REAL ESTATE ACQUISITIONS,
                                         INC., an Illinois corporation
/s/ Michael J. Moran
------------------------------------
Signature of Witness
                                         By:/s/ G. Joseph Cosenza
                                            ------------------------------------
Michael J. Moran                         Printed Name: G. Joseph Cosenza
------------------------------------                  -------------------------
Printed Name of Witness                  Title:   President
                                               ---------------------------------

                                         Date:    9-12-03
/s/ [ILLEGIBLE]                               ----------------------------------
------------------------------------
Signature of Witness

[ILLEGIBLE]
------------------------------------
Printed Name of Witness

                                                                  STORE NO. 2630
                                   EXHIBIT "A"

               PROPERTY ADDRESS (LEGAL DESCRIPTION TO BE ATTACHED)

1301 North Santa Fe Avenue
Edmond, Oklahoma 73003


Legal Description is Attached.

                                                                     STORE 2630R

                                Legal Description

                   Commercial Net Lease Realty Services, Inc.
                         Danforth Road & Santa Fe Avenue
                        Edmond, Oklahoma County, Oklahoma

                                  April 3, 2003

A tract of land being a part of the Southeast Quarter (SE/4) of Section Twenty-one (21), Township Fourteen (14) North, Range Three (3) West of the Indian Meridian, Oklahoma County. Oklahoma and being particularly described as follows:

All of Block Five (5), HOMESTEAD COMMERCIAL PARK, an addition to the City of Edmond, Oklahoma County, Oklahoma, according to the plat recorded at Book ?? Plats, Page 59, being more particularly described as follows:

COMMENCING at the Southeast Corner of said Southeast Quarter (SE/4):

THENCE South 89 DEG.51'09" West, a distance of 78 99 feet;

THENCE North 00 DEG.08'51" West, a distance of 50.00 feet, to the POINT OF
BEGINNING:

THENCE South 89 DEG.51'09" West, a distance of 235.00 feet;

THENCE North 00 DEG.23'37" East, a distance of 225.00 feet;

THENCE North 89 DEG.51'09" East, a distance of 260.00 feet;

THENCE South 00 DEG.23'37" West, a distance of 200.00 feet;

THENCE South 45 DEG.07'23" West, a distance of 36.52 feet, to the POINT OF BEGINNING.

Said tract of land containing 58,185 square feet or 1.3357 acres, more or less.

                                                                  STORE NO. 2630
                                   EXHIBIT "B"

     This instrument was prepared
     by and should be returned to:

     ________________________,Esquire
     Lowndes, Drosdick, Doster, Kantor
      & Reed, P.A.
     Post Office Box 2809
     Orlando, Florida 32802-2809


                              SPECIAL WARRANTY DEED

     THIS SPECIAL WARRANTY DEED, made and executed as of the ______ day of ______________, 20____, by ________________________, a ____________, whose address is __________________________________ (hereinafter referred to as the "Grantor") to __________________, a _________________, whose address is
________________________________________(hereinafter referred to as the
"Grantee");

                                   WITNESSETH:

     That the Grantor, for and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable considerations, the receipt and sufficiency of which are hereby acknowledged by these presents does grant, bargain, sell, alien, remise, release, convey, and confirm unto the Grantee that certain piece, parcel or tract of land situated in ___________ County, ____________ particularly described as follows, to wit:

                            INSERT LEGAL DESCRIPTION

     (hereinafter referred to as the "Subject Property");

     TOGETHER WITH all the tenements, hereditaments, easements and appurtenances, including riparian rights, if any, thereto belonging or in anywise appertaining;

     TO HAVE AND TO HOLD the Subject Property in fee simple forever.

     AND the Grantor does hereby covenant with and warrant to the Grantee that the Grantor is lawfully seized of the Subject Property in fee simple; that the Grantor has good right and lawful authority to sell and convey the Subject Property; and that the Grantor fully warrants the title to the

                                                                  STORE NO. 2630
Subject Property and will defend the same against the lawful claims of all persons claiming by, through or under the Grantor, but against none other.

     THE conveyance made herein, however, is expressly made SUBJECT TO ad valorem real property taxes and assessments for the year 20__ and thereafter, and easements and restrictions of record, if any, the reference to which shall not operate to reimpose the same.

     IN WITNESS WHEREOF, the Grantor has caused these presents to be executed in manner and form sufficient to bind it as of the day and year first above written.

Signed, sealed and delivered in the
presence of the following witnesses:


                                         By:
------------------------------------        ------------------------------------
Signature of Witness                     Printed Name:
                                                      --------------------------
                                         Title:
                                               ---------------------------

                                         Address:
------------------------------------             -------------------------------
Printed Name of Witness
                                                 -------------------------------


------------------------------------
Signature of Witness


------------------------------------
Printed Name of Witness

                                                                  STORE NO. 2630
STATE OF ______________
COUNTY OF ____________

     The foregoing instrument was acknowledged before me this ___ day of ____________, 20___ by _______________, as ______________________, a
________________, on behalf of the _____________. He (She) is personally known to me or has produced _________________ as identification.


                                    ------------------------------------
      (NOTARY SEAL)                      Signature of Notary Public

                                                                  STORE NO. 2630
                                   EXHIBIT "C"

                             QUIT-CLAIM BILL OF SALE

     KNOW ALL MEN BY THESE PRESENTS:

     THAT, *_______________________, whose address is
____________________________________________________(hereinafter referred to as
"Seller"), for and in consideration of the sum of *_________________ AND ____/100 DOLLARS ($*_____________) paid by *______________________, a
*___________________, whose address is *_________________________________
(hereinafter referred to as "Purchaser"), the sufficiency and receipt of which is hereby acknowledged, has granted, bargained, sold, transferred and delivered, and by these presents does grant, bargain, sell, transfer and deliver unto the Purchaser, its successors and assigns, all of its right, title and interest in and to such items, goods, chattels and equipment which are presently existing and located at the property described in Exhibit "A" attached hereto and by this reference incorporated herein subject, however, to any and all claims, liens or encumbrances which have been or may be made against said personal property, items, goods, chattels and equipment, AND WITHOUT WARRANTY OF TITLE, FITNESS OR MERCHANTABILITY.

     TO HAVE AND TO HOLD the same unto the Purchaser, its successors and assigns forever.

     IN WITNESS WHEREOF, the Seller has caused these presents to be executed as of this ________ day of ________________, 2003.

Signed, sealed and delivered
in the presence of:                                                         , a
                                         ----------------------------------

                                         ---------------------------------------


                                         By:
                                            ------------------------------------
Name:                                    Name:
     -------------------------------          ----------------------------------
                                         Its:
                                             -----------------------------------

Name:                                          (CORPORATE SEAL)
     -------------------------------

                                                                  STORE NO. 2630

                                   EXHIBIT "D"

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment") is made and entered into as of the *________ day of *__________________, 2003, by and
between *__________________________________, a *_________________, having a mailing address at *______________________________________________,
("Assignee"), and *______________________________, a
____________________________________, having a mailing address at
_______________________________________________ ("Assignor").

                                   WITNESSETH:

     WHEREAS, Assignor has this day conveyed to Assignee certain real property situate in *______________ County, State of *_____________________, more particularly described on Exhibit A attached hereto and made a part hereof, together with all improvements thereon (the "Real Property"); and

     WHEREAS, the Real Property is subject to a certain Lease Agreement dated *__________________, between Assignor, as Landlord and *______________________, as Tenant (the "Lease"); and

     WHEREAS, in conjunction with the conveyance of the Real Property, Assignor has agreed to assign all of its right, title and interest in and to the Lease to Assignee, and Assignee has agreed to assume and perform certain of Assignor's liabilities and obligations arising under the Lease on and after the date hereof, all in accordance with this Assignment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

     a. ASSIGNMENT. Assignor does, to the extent permitted by law, hereby transfer, assign and set over to Assignee to the extent assignable all of Assignor's right, title and interest in and to the Lease. Assignor does hereby agree to indemnify, hold harmless and defend Assignee and its successors and assigns harmless from and against all claims, damages, losses, liabilities, costs and expenses (including but not limited to reasonable attorneys' fees and expenses) arising under or in connection with the Lease prior to the date hereof. Assignee does hereby agree to indemnify, hold harmless and defend Assignor and its successors and assigns harmless from and against all claims, damages, losses, liabilities, costs and expenses (including but not limited to reasonable attorneys' fees and expenses) arising under or in connection with the Lease after the date hereof.

     b. ASSUMPTION. Subject to Section 15(4) of the Purchase and Sale Agreement, Assignee hereby assumes all liabilities and obligations of Assignor under the Lease which arise on or after the date hereof and agrees to perform all obligations of Assignor under the Lease which are to be performed or which become due on or after the date hereof.

                                                                  STORE NO. 2630
     c. COUNTERPARTS. This Assignment may be executed by the parties in counterparts, in which event the signature pages thereof shall be combined in order to constitute a single original document.

     d. BINDING EFFECT. This Assignment shall be binding upon and inure to the benefit of Assignor, Assignee and their respective successors and assigns.

     e. LICENSE. Subject to the terms of that certain Real Estate Purchase Contract dated ____________, 2003 between Assignor and Assignee covering the purchase and sale of the Real Property. Assignee grants Assignor an irrevocable license to go upon the Property to complete all of the work required by landlord under the Lease and perform any and all tasks or take any and all acts necessary to complete its work. This license shall expire and may only be terminated upon completion of all of construction work required by landlord under the Lease. Assignor shall defend, hold harmless and indemnify Assignee and each Acquiring Entity from and against any and all claims, costs, expenses (including, but not limited to, reasonable attorneys fees and litigation costs), damages, judgments, demands, penalties, fines, interest and liabilities, and for any and all loss of life, injury to persons or damage to property due to or resulting from, directly or indirectly Assignor's or its designees exercising this License.

     IN WITNESS WHEREOF, the parties have executed this Assignment as of the date set forth above.

                                                                               ,
Signed, sealed and delivered             --------------------------------------
in the presence of:                      a
                                          --------------------------------------
                                         Name:
                                              ----------------------------------
Name:                                    Title:
     ------------------------------            ---------------------------------
                                         Its:
                                             -----------------------------------

Name:                                    (CORPORATE SEAL)
     ------------------------------


                                                                               ,
                                         --------------------------------------
                                         a
                                          --------------------------------------

                                         Name:
                                              ----------------------------------
Name:                                    Title:
     ------------------------------            ---------------------------------
                                         Its:
                                             -----------------------------------

Name:                                    (CORPORATE SEAL)
     ------------------------------

                                                                  STORE NO. 2630
STATE OF _______________________
COUNTY OF ______________________

     The foregoing instrument was acknowledged before me this ______ day of _________________, 2003 by __________________, as ________________________ of
___________________________________, a ____________________________________, on
behalf of the _______________________. He/She is personally known to me or has produced ______________________________ as identification.


                                         ---------------------------------------
     (NOTARY SEAL)                       Signature of Notary Public


                                         ---------------------------------------
                                         Typed or Printed Name of Notary
                                         Commission No.:
                                                         -----------------------
                                         My Commission Expires:
                                                                ----------------


STATE OF _____________________
COUNTY OF ____________________

     The foregoing instrument was acknowledged before me this __________ day of __________________, 2003 by ________________, as ____________________________ of
______________________________, a _________________________________ on behalf of the _____________________. He/She is personally known to me or has produced ___________________________ as identification.


                                         ---------------------------------------
     (NOTARY SEAL)                       Signature of Notary Public


                                         ---------------------------------------
                                         Typed or Printed Name of Notary
                                         Commission No.:
                                                         -----------------------
                                         My Commission Expires:
                                                                ----------------

                                                                  STORE NO. 2630
                                   EXHIBIT "E"

        ASSIGNMENT OF LICENSES, PERMITS, PLANS, CONTRACTS, WARRANTIES AND
                               INTANGIBLE PROPERTY

     THIS ASSIGNMENT OF LICENSES, PERMITS, PLANS, CONTRACTS AND WARRANTIES (this "Assignment") is made and entered into as of the ________ day of ___________________, 2003, by *__________________________________, a
________________________, having a mailing address at 450 South Orange Avenue, Suite 900, Orlando, Florida 32801 ("Assignor"), in favor of
*_____________________________________, a ________________________, having a mailing address at ________________________________________________
("Assignee");

                                   WITNESSETH:

     WHEREAS, Assignor has this day conveyed to Assignee certain real property situate in __________________________ County, ____________________, more particularly described on Schedule A attached hereto and made a part hereof, together with all improvements thereon (the "Real Property"); and

     WHEREAS, in conjunction with the conveyance of the Real Property, Assignor has agreed to assign all of its right, title and interest in and to certain licenses, permits, plans, contracts and warranties relating to the design, development, construction, ownership, operation, management and use of the Real Property.

     WHEREAS, in conjunction with the conveyance of the Real Property, Assignor has agreed to assign all of its right, title and interest in and to the following (collectively, the "Assigned Property"):

     (i) all logos, designs, trade names, trademarks, service marks, copyrights and other intellectual property used by Assignor in connection with the ownership and operation of the Real Property or any part thereof, together with the goodwill of the business appurtenant thereto;

     (ii) the contracts, commitments, equipment leases, guaranties, payment and performance bonds, warranties and other agreements (excluding, however, for the purposes of this Assignment, any tenant leases relating to the Real Property) set forth on Exhibit B attached hereto and made a part hereof, which are all of the contracts, commitments, equipment leases, guaranties, warranties and other agreements (excluding, however, for the purposes of this Assignment, any tenant leases relating to the Real Property) relating to the Real Property;

     (iii) the licenses, certifications, authorizations, approvals, certificates of occupancy, zoning variances, building, use and other permits set forth on Exhibit C attached hereto and made a part hereof, which licenses, certifications, authorizations, approvals and permits constitute all of the licenses, certifications, authorizations, approvals and permits issued or approved by any governmental authority and relating to the operation, ownership and maintenance of the Real Property or any part thereof; and

     (iv) all architectural drawings, plans, specifications, soil tests, feasibility studies, appraisals, engineering reports and similar materials relating to the Real Property, including, without

                                                                  STORE NO. 2630
limitation, all as built plans and specifications for the improvements on the Real Property, including any plans and specifications for and a complete description of all existing renovations to the Real Property and the rentable space therein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

     5. Assignment. Assignor does, to the extent permitted by law, hereby transfer, assign and set over to Assignee to the extent assignable all of Assignor's right, title and interest in and to all of the Assigned Property. Assignor does hereby agree to indemnify, hold harmless and defend Assignee and its successors and assigns harmless from and against all claims, damages, losses, liabilities, costs and expenses (including but not limited to reasonable attorneys' fees and expenses) arising under or in connection with the Assigned Property prior to the date hereof. Assignee does hereby agree to indemnify, hold harmless and defend Assignor and its successors and assigns harmless from and against all claims, damages, losses, liabilities, costs and expenses (including but not limited to reasonable attorneys' fees and expenses) arising under or in connection with the Assigned Property after the date hereof.

     6. Binding Effect. This Assignment shall be binding upon and inure to the benefit of Assignor, Assignee and their respective successors and assigns.

     IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date set forth above.

ATTEST:                                                                    ,
                                         ----------------------------------
                                         a
                                          ------------------------------
By:                                      By:
   ---------------------------------        --------------------------------
Name:                                    Name:
     -------------------------------          ------------------------------
Its:                                     Its:
    --------------------------------         -------------------------------

                                                                  STORE NO. 2630
                                    EXHIBIT F

                             SURVEYOR'S CERTIFICATE

     CERTIFIED TO:   Inland Real Estate Acquisitions, Inc., its successors and
                     assigns the Acquiring Entity, and its successors and assigns Chicago Title Insurance Company

     The undersigned does hereby certify that

     (i) this survey was made upon the ground of the property described by the provided legal description and shown hereon and hereafter referred to as "the property", on _____________________, 2003, under my supervision, for the benefit of and reliance by Inland Real Estate Acquisitions, Inc., its successors and assigns, [Name of the individual property owner], its successors and assigns, Chicago Title Insurance Company, and accurately shows and represents the property and the locations of all buildings, structures and other improvements and visible items (including all parking spaces (and a count thereof) located upon the property and the sizes of such parking spaces) and known utilities located thereon, and the relation of all such buildings, structures and other improvements to the property lines of the property;

     (ii) the legal description of the property contained hereon is accurate and the physical evidence of boundary lines and lines of possession or occupancy have been shown hereon and proper notation made where conflicts exist between said legal description and said possession or occupancy lines, and the legal description shown hereon forms a mathematically closed figure;

     (iii) the property reflected hereon has physical and legal access to and from a dedicated public roadway; and the public roads, highways, streets and alleys running adjacent to or upon the property are shown hereon;

     (iv) except as shown hereon, there are no discrepancies, conflicts, shortages in area, encroachments (from the property onto any adjacent property, including streets, roadways and alleys, and/or from any adjacent property, including streets, roadways and alleys, onto the property), visible improvements, overlapping of improvements, set-back and/or building lines set forth by zoning or subdivision plat, easements (and no evidence on the ground of use of the property that might suggest a possible claim of easement) or rights-of-way set forth by subdivision plat or itemized in the referenced title commitment shown hereon, drainage ditches, power lines or roadways that affect the property, or visible utilities that affect the property;

     (v) there are no gaps, gores, or overlaps between the property and the adjacent parcels or rights of way for roads, highways, streets, or alleys and all parcels that comprise the property, as reflected hereon, are contiguous;

     (vi) the property is a separate tax lot;

     (vii) except as noted hereon, the following utilities (for the operation of the property) are available at the lot lines or enter the property at adjoining public streets and do not run through or under any buildings located on the property reflected hereon: water, sanitary sewer, storm sewer, gas, electricity and telephone;

                                                                  STORE NO. 2630
     (viii) except as shown hereon, there are no violations of zoning ordinances or zoning restrictions with reference to the location of all buildings, structures and improvements situated on the property and the number, and configuration of parking spaces as shown hereon;

     (ix) the gross and net areas (both acreage and square footage) shown hereon are accurate and except as shown hereon, there are no boundary line discrepancies and no deficiencies in the quantity of the land described in the legal description of the property;

     (x) this property lies in Flood Zone ___________ according to Flood Insurance Rate Maps for the City of ________, Community Panel No.
__________________, dated __________________ and issued by the Federal Emergency
Management,

     (xi) this Survey accurately shows (i) the zoning classification of the property, (ii) the parking requirements of the zoning code applicable to the property, and (iii) the source of such information, and

     (xi) this survey conforms with the "Minimum Standard Detail Requirements of ALTA/ACSM Land Title Surveys", jointly established and adopted by American Land Title Association (ALTA) and American Congress on Surveying and Mapping (ACSM) in 1999, and includes Table "A" items 1, 2, 3, 4, 6, 7(a)-(c), 8, 9, 10, 11(a)
and (b), 13, 14, 15 and 16 therein. Pursuant to the Accuracy Standards as adopted by ALTA and ACSM and in effect on the date of this certification, the undersigned further certifies that proper field procedures, instrumentation and adequate survey personnel were employed in order to achieve results comparable to those outlined in the "Minimum Angle, Distance and Closure Requirements for Survey Measurements Which Control Land Boundaries for ALTA/ACSM Land Title Surveys."

[Surveyor's Name]

By:
    --------------------------------

Date:
      ------------------------------

Registered Land Surveyor No.
                             -----------

Date of Survey:
                ------------------------

                                                                  STORE NO. 2630
                                    EXHIBIT G

                      ASSIGNMENT OF CONSTRUCTION CONTRACTS

     THIS ASSIGNMENT OF CONSTRUCTION CONTRACTS (this "Assignment") is made and entered into as of _________ __, 200__ by and between ________________________
("Assignor") and ________________________ ("Assignee").

                                   WITNESSETH:

     Assignor, for good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, hereby grants, transfers and assigns to Assignee all of Assignor's right, title and interest to all that certain construction contract listed on Schedule A, together with all warranties and guaranties and other rights thereunder (the "Assigned Contract") relating to the development of the real property located at __________________________, and commonly known as __________________________ (the "Property"), together with all modifications, amendments, notices, materials correspondence, or other relevant materials.

     Assignor agrees to, and hereby does, indemnify and hold harmless Assignee and its successors and assigns from and against any and all claims, liabilities, damages and expenses (including, without limitation, reasonable attorneys' fees and costs, including paralegal fees) which may be asserted against or imposed on or incurred by Assignee or its successors and assigns by reason of Assignor's failure to pay, perform, observe or comply with any of the terms, covenants, conditions, agreements, provisions or obligations contained in the Assigned Contract to be kept, paid, performed, observed and complied with by the Assignor prior to the date hereof and/or for which Assignor retains responsibility under the terms of that Purchase and Sale Agreement dated __________, 2003 between Assignor and Inland Real Estate Acquisitions, Inc. (the "Purchase Agreement"). Assignor agrees that it shall be and remain responsible for the payment of any and all costs, expenses, fees and other compensation due and payable, or that shall become due and payable, to [INSERT NAME OF CONTRACTOR] (the "Contractor") under and pursuant to the Assigned Contract, except for any such costs, expenses, fees or other compensation due on account of any work performed by the Contractor at the direction of Assignee and for which Assignor has not retained liability under the Purchase Agreement.

                                                                  STORE NO. 2630
     IN WITNESS WHEREOF, Assignor has caused this Assignment to be executed under seal as of the date and year first above written.

                               ASSIGNOR:
                                         -----------------------------

                                         By:
                                             -------------------------
                                                Name:
                                                     -----------------
                                                Its:
                                                    ------------------


                               ASSIGNEE:
                                         -----------------------------


                                         By:
                                             -------------------------
                                         Name:
                                               -----------------------
                                         Its:
                                              ------------------------

                                                                  STORE NO. 2630
                                   SCHEDULE A

                                ASSIGNED CONTRACT

                                                                  STORE NO. 2630
                                    EXHIBIT H

                       ASSIGNMENT OF ARCHITECT'S AGREEMENT

     THIS ASSIGNMENT OF ARCHITECT'S AGREEMENT (this "Assignment") made as of ____________ __, 2003 by and between ____________________________ ("Assignor")
and ____________________________ ("Assignee").

                                   WITNESSETH:

     Assignor, for good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, hereby grants, transfers and assigns to Assignee all of Assignor's right, title and interest to all of that certain architects contract listed on Schedule A, together with all warranties and guaranties, and other rights thereunder (the "Assigned Contract") relating to the development of the real property located at ____________________________, and commonly known as ____________________________ (the "Property"), together with all modifications, amendments, notices, materials correspondence, or other relevant materials.

     Assignor agrees to, and hereby does, indemnify and hold harmless Assignee and its successors and assigns from and against any and all claims, liabilities, damages and expenses (including, without limitation, reasonable attorneys' fees and costs, including paralegal fees) which may be asserted against or imposed on or incurred by Assignee or its successors and assigns by reason of Assignor's failure to pay, perform, observe or comply with any of the terms, covenants, conditions, agreements, provisions or obligations contained in the Assigned Contract to be kept, paid, performed, observed and complied with by the Assignor prior to the date hereof or for which Assignor retains responsibility under the terms of that certain Purchase and Sale Agreement dated ____________, 2003 between Assignor and Inland Real Estate Acquisitions, Inc. (the "Purchase Agreement"). Assignor agrees that it shall be and remain responsible for the payment of any and all costs, expenses, fees and other compensation due and payable, or that shall become due and payable, to [INSERT NAME OF ARCHITECT] (the "Architect") under and pursuant to the Assigned Contract, except for any such costs, expenses, fees or other compensation due on account of any work performed by the Architect at the direction of Assignee and for which Assignor has not retained liability under the Purchase Agreement.

                                                                  STORE NO. 2630
     IN WITNESS WHEREOF, Assignor has caused this Assignment to be executed under seal as of the date and year first above written.


                               ASSIGNOR:
                                         -----------------------------

                                         By:
                                             -------------------------
                                                Name:
                                                     -----------------
                                                Its:
                                                    ------------------


                               ASSIGNEE:

                                         By:
                                             -------------------------
                                         Name:
                                               -----------------------
                                         Its:
                                              ------------------------

                                                                  STORE NO. 2630

                                   SCHEDULE A

                                ASSIGNED CONTRACT

                                                                  STORE NO. 2630
                                    EXHIBIT I

                             FORM OF TENANT ESTOPPEL

     Store #

     Eckerd Corporation

     Estoppel Certificate


     Date:

     Re:   Lease dated               , 20____ between

     Landlord:    Commercial Net Lease Realty Services, Inc.

     Tenant:          Eckerd Corporation

     Location:


     Modified:


     Ladies and or Gentlemen:

     The undersigned, as the present owner and holder of the Tenant's interest under the aforesaid Lease, hereby confirms the following to the best of its knowledge:

     1. That it has accepted possession of the premises demised pursuant to the terms of the aforesaid Lease.

     2. That the improvements and space required to be furnished according to the said Lease have been completed and have been found to be satisfactory.

     3. That the Landlord has fulfilled all of its duties of an inducement nature including the parking requirements as set forth in the lease.

     4. That the aforesaid Lease has not been modified, altered or amended except as noted herein.

                                                                  STORE NO. 2630

     5. That there are no off-sets or credits against rentals, nor have rentals been prepaid except as provided by the Lease terms, but in no event have rentals been paid more than thirty (30) days in advance.

     6. That the Landlord, as of this date, is not in default under any of the terms of said Lease.

     7. That said Lease commenced on ___________________, 20__. The current Lease term expires on ___________________, 20__.

     8. That it has no notice of prior assignment, hypothecation or pledge of rents of the Lease.

     9. That no claim of amendment, modification or waiver of any of the terms and conditions of the Lease shall be made against the undersigned, its successors or assigns, as a result of any statement or representation contained in this Estoppel Certificate.

     Eckerd Corporation

     By:
         ------------------------------------

     Name:
           ----------------------------------

     Title:
            ---------------------------------

                                                                  STORE NO. 2630

                                    EXHIBIT J

                            ENVIRONMENTAL DISCLOSURE


                                      NONE

                               FIRST AMENDMENT TO
                          REAL ESTATE PURCHASE CONTRACT

     THIS FIRST AMENDMENT TO REAL ESTATE PURCHASE CONTRACT (this "First Amendment") is made and entered into as of the 23rd day of October, 2003, by and between COMMERCIAL NET LEASE REALTY SERVICES, INC., a Maryland corporation ("Seller"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Purchaser").

                                    RECITALS:

     A. Seller and Purchaser previously entered into that certain Real Estate Purchase Contract dated as of September 16, 2003 (the "Agreement"), with respect to certain real property and all improvements thereon located at 1301 North Santa Fe Avenue, Edmond, Oklahoma 73003.

     B. Seller and Purchaser desire to amend the Agreement as more particularly set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, and other good and valuable consideration, Seller and Purchaser hereby amend the Agreement and agree as follows:

     1. INCORPORATION OF RECITALS; DEFINED TERMS. The foregoing Recitals are, by this reference, incorporated into the text of this First Amendment as if fully set forth herein. Initially capitalized terms used but not defined in this First Amendment, but defined in the Agreement, shall have the meanings given to them in the Agreement.

     2. TITLE/SURVEY. Paragraph 6 of the Agreement is hereby deleted in its entirety. Any and all references in the Agreement to Paragraph 6 shall mean and refer to Paragraph 5 of the Agreement. Paragraph 5 of the Agreement is hereby amended and restated in its entirety as follows:

            "5.     TITLE/SURVEY. No later than October 24, 2003, Seller shall deliver or cause to be delivered to Purchaser an as-built survey of the Property prepared by a surveyor licensed in the State of Oklahoma (the "Survey") certified to Purchaser, Purchaser's lender, if any, the Title Insurer and such other parties as Purchaser shall designate in writing to Seller prior to delivery of the Survey, and prepared in accordance with the Accuracy Standards and Minimum Standard Detail Requirements for ALTA-ACSM Land Title Surveys as adopted by the American Land Title Association, the American Congress on Surveying and Mapping and the National Society of Professional Surveyors in 1999, and prepared in accordance with the items set forth in the Surveyor's Certificate and other requirements attached hereto as EXHIBIT "F" and made a part hereof. Seller shall be responsible to pay for the costs of the Survey up to a total cost of $1,000. Purchaser shall pay the costs of the Survey in excess of $1,000. Notwithstanding the foregoing, if the cost of the Survey is expected to exceed the amount that Seller is obligated to pay, then, prior to ordering the same, Seller shall obtain Purchaser's prior approval of the cost thereof. Any and all references contained in this Agreement to the "Survey" and the "As-Built Survey" shall mean and refer to the Survey. No later than three (3) days after the Effective Date, Purchaser shall, at Seller's sole cost and expense, order from the Title Insurer (as defined hereinbelow) a commitment for an ALTA Owner's Title Insurance Policy (the "Title Commitment") for the Property, together with legible copies of any and all title exception documents referenced therein, issued by Chicago Title Insurance Company (the "Title Insurer") in the amount of the Purchase Price of the Property, showing Seller as owner of the Property in fee simple, subject only to the title exceptions approved or deemed approved by Purchaser pursuant to this Paragraph 5 (each a "PERMITTED EXCEPTION"), and other exceptions pertaining to liens or encumbrances of a definite or ascertainable amount (which, in the aggregate, do not exceed that portion of the Purchase Price payable to Seller on the Closing Date) which may be removed by the payment of money at closing and which Seller shall so remove, and providing for full extended coverage over all general title exceptions contained in such Title Commitment and the following special endorsements (collectively, the "SPECIAL TITLE ENDORSEMENTS"): Zoning Endorsement 3.1 (amended to include parking), owner's comprehensive, access, survey (legal description equivalency), separate tax parcel, contiguity (if applicable), waiver of creditor's rights, environmental protection lien, encroachment (if applicable), utility facility, subdivision, location, deletion of the arbitration provision, and any other endorsements required by Purchaser. No later than ten (10) days after Purchaser's receipt of all of the Title Commitment, legible copies of all documents referenced in the Title Commitment and the Survey, Purchaser may deliver to Seller a notice (the "TITLE AND SURVEY NOTICE") identifying any matters contained in or disclosed by any of the Title Commitment and/or the Survey that are not acceptable to Purchaser in its sole and absolute discretion (each, a "TITLE/SURVEY OBJECTION", and collectively, the "TITLE/SURVEY OBJECTIONS"). Any and all references in this Agreement (a) to the "New Title and Survey Notice" and the "Title and Survey Notice" shall mean and refer to the Title and Survey Notice, and (b) to a "Title/Survey Objection(s)" and/or "New Title/Survey Objection(s)" shall mean and refer to the Title/Survey Objection(s). Purchaser's failure to deliver the Title and Survey Notice as aforesaid shall be deemed Purchaser's approval and acceptance of the Title Commitment and the Survey, and all matters shown and referenced thereon and therein shall be deemed Permitted Exceptions. Additionally, Purchaser's failure to object to any matters disclosed by the Title Commitment and/or the Survey in a Title and Survey Notice shall be deemed Purchaser's acceptance of such matters, and such matters shall be deemed Permitted Exceptions. If Purchaser shall deliver the Title and Survey Notice to Seller as aforesaid, Seller shall, within five (5) days after receipt of the same, notify Purchaser, with respect to each Title/Survey Objection, whether Seller intends to either (a) cause the Title/Survey Objection to be removed, (b) have the Title Insurer issue a title endorsement insuring against damage and loss caused by any Title/Survey Objection (which endorsement shall be subject to the review and approval of Purchaser), or
     (c) take no further action regarding such Title/Survey Objection in which event, subject to the immediately following sentence, such Title/Survey Objection shall become a Permitted Exception. Notwithstanding the foregoing, Seller shall, at its expense, remove (or cause to be removed) or cause the Title Insurer to insure over any Title/Survey Objection appearing on the Title Commitment that is any of the following: (1) judgments against Seller, and/or (2) mortgages or monetary liens, defects, obligations or exceptions of a definite and ascertainable amount that can be satisfied solely by the payment of money (items (1) and (2) above to be hereinafter referred to collectively as "MONETARY EXCEPTIONS"). If Seller elects, or is deemed to have elected, item (c) above, then Purchaser shall have the right, by delivering notice to Seller within three (3) business days after the expiration of the aforementioned five (5) day period to either (i) terminate this Agreement in which event the Earnest Money (and any interest earned thereon) shall be immediately returned to Purchaser and thereupon neither Seller nor Purchaser shall have any further rights, duties or obligations under this Agreement, or (ii) waive its objection and accept title to the Property subject to such Title/Survey Objections, in which event this Agreement shall remain in full force and effect. Seller's failure to notify Purchaser within the aforementioned five (5) day period of which foregoing course of action Seller elects to take with respect to a Title/Survey Objection shall be deemed Seller's election of item (c) above. With respect to any Title/Survey Objection that Seller has elected or is deemed to have elected not to take any further action, Purchaser's failure to terminate this Agreement on or before the expiration of the aforementioned three (3) business day period as aforesaid shall be deemed Purchaser's waiver of its objection as provided in (ii) above. If the Title Commitment discloses judgments, bankruptcies or other matters against other persons having names the same as or similar to that of Seller, Seller, on the Title Insurer's request, shall deliver to the Title Insurer affidavits or other evidence reasonably acceptable to the Title Insurer showing and/or confirming that such judgments, bankruptcies or other matters are not against Seller, or any affiliates.

            If Seller has elected or, with respect to Monetary Exception is required, to cure any Title/Survey Objection as provided above (whether by removal of, or obtaining title insurance over, the same), but failed to cure any such matters prior to the Closing Date, then Purchaser, and without waiving any rights of Purchaser for a Seller default under this Agreement, may elect to either (i) terminate this Agreement in which event the Earnest Money shall be immediately returned to Purchaser and thereupon neither Seller nor Purchaser shall have any further rights, duties or obligations under this Agreement, (ii) waive its objection and accept the Property subject to such Title/Survey Objection, in which event this Agreement shall remain in full force and effect; provided, however, that if the Title/Survey Objection is a Monetary Exception, then Purchaser shall have the right to deduct from the Purchase Price the amount of such Monetary Exception, and any amount so deducted from the Purchase Price shall be paid to the appropriate party in exchange for the removal of such Monetary Exceptions; or (iii) sue Seller for specific performance.

            Notwithstanding anything in this Section or Agreement to the contrary, Seller may elect to not pay off any mechanic's or materialman's lien filed against the Property in connection with the construction provided Seller bonds any such lien to the reasonable satisfaction of Purchaser and the Title Insurer and further provided that the Title Insurer issues, at Seller's cost, an endorsement to Purchaser's final Owner's Title Policy to be issued pursuant to Section 10(c) below insuring against any loss or damage arising on account of such lien. Seller shall have one (1) year from the Closing Date to finalize and cause the release of any mechanic's or materialman's lien filed against the Property in connection with Seller's work to construct, complete and/or to perform warranty work on the Improvements pursuant to Section 15(3) below. This provision shall survive the Closing."

     3. CLOSING COSTS. Clause (vii) of the Seller's closing costs as set forth in Paragraph 11 of the Agreement is hereby amended and restated in its entirety as follows: "(vii) the costs of the Title Commitment (including all updates theeof);".

     4. COUNTERPARTS; FACSIMILE SIGNATURES. This First Amendment may be executed (a) in any number of counterparts, each of which shall be an original, and each such counterpart shall constitute but one and the same agreement and
(b) by facsimile which shall be considered and constitute an original executed and delivered agreement.

     5. MISCELLANEOUS. Except to the extent amended and modified herein, the Agreement is hereby ratified and confirmed and shall remain in full force and effect as originally written. From and after the date of this First Amendment, this First Amendment shall be deemed to be a part of the Agreement. The terms and provisions of Sections 21, 22, 23, 24, 25 (except that the Agreement and this First Amendment contain the sole and entire understanding between Seller and Purchaser with respect to the transactions contemplated by the Agreement and this First Amendment), 26, 27, 28 and 31 of the Agreement are, by this reference, incorporated into this First Amendment and shall apply to this First Amendment as if fully set forth herein.

                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, Seller and Purchaser have hereunto set their hands and seals as of the day and year first above written.

                                        PURCHASER:

                                        INLAND REAL ESTATE ACQUISITIONS,
                                        INC., an Illinois corporation


                                        By: /s/ G. Joseph Cosenza
                                            -------------------------------
                                               Name: G. Joseph Cosenza
                                                    -----------------------
                                               Its: President
                                                   ------------------------


                                        SELLER:

                                        COMMERCIAL NET LEASE REALTY
                                        SERVICES, INC., a Maryland corporation


                                        By: /s/ Dennis E. Tracy
                                            -------------------------------
                                               Name: Dennis E. Tracy
                                                    -----------------------
                                               Its:  EVP
                                                   ------------------------

                               SECOND AMENDMENT TO
                          REAL ESTATE PURCHASE CONTRACT

     THIS SECOND AMENDMENT TO REAL ESTATE PURCHASE CONTRACT (this "Second Amendment") is made and entered into as of the 27th day of October, 2003, by and between COMMERCIAL NET LEASE REALTY SERVICES, INC., a Maryland corporation ("Seller"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Purchaser").

                                    RECITALS:

     A. Seller and Purchaser previously entered into that certain Real Estate Purchase Contract dated as of September 16, 2003 (the "Original Agreement"), as amended by that certain First Amendment to Real Estate Purchase Contract dated as of October 23, 2003 (the "First Amendment"; the Original Agreement and the First Amendment shall hereinafter sometimes be referred to collectively as the "Agreement"), with respect to certain real property and all improvements thereon located at 1301 North Santa Fe Avenue, Edmond, Oklahoma 73003.

     B. Seller and Purchaser desire to amend the Agreement as more particularly set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, and other good and valuable consideration, Seller and Purchaser hereby amend the Agreement and agree as follows:

     1. INCORPORATION OF RECITALS; DEFINED TERMS. The foregoing Recitals are, by this reference, incorporated into the text of this Second Amendment as if fully set forth herein. Initially capitalized terms used but not defined in this Second Amendment, but defined in the Agreement, shall have the meanings given to them in the Agreement.

     2. INSPECTION PERIOD. Pursuant to Paragraph 4 of the Original Agreement, the Inspection Period is scheduled to expire on or about October 28, 2003. Seller and Purchaser hereby agree that the date upon which the Inspection Period shall expire is hereby extended from October 28, 2003 to November 11, 2003. Purchaser hereby agrees that, prior to the expiration of the Inspection Period, Seller shall have the right to market the Property for sale. From and after the expiration of the Inspection Period (provided that Purchaser shall not have terminated the Agreement pursuant to Paragraph 7 thereof), Seller shall cease any and all such marketing efforts.

     3. COUNTERPARTS; FACSIMILE SIGNATURES. This Second Amendment may be executed (a) in any number of counterparts, each of which shall be an original, and each such counterpart shall constitute but one and the same agreement and
(b) by facsimile which shall be considered and constitute an original, executed and delivered agreement.

     4. MISCELLANEOUS. Except to the extent amended and modified herein, the Agreement is hereby ratified and confirmed and shall remain in full force and effect as originally written. From and after the date of this Second Amendment, this Second Amendment shall be deemed to be a part of the Agreement. The terms and provisions of Paragraphs 21, 22, 23, 24, 25 (except that the Agreement and this Second Amendment contain the sole and entire understanding between Seller and Purchaser with respect to the transactions contemplated by the Agreement and this Second Amendment), 26, 27, 28 and 31 of the Original Agreement are, by this reference, incorporated into this Second Amendment and shall apply to this Second Amendment as if fully set forth herein.

     IN WITNESS WHEREOF, Seller and Purchaser have hereunto set their hands and seals as of the day and year first above written.

                                        PURCHASER:

                                        INLAND REAL ESTATE ACQUISITIONS,
                                        INC., an Illinois corporation


                                        By: /s/ G. Joseph Cosenza
                                            -------------------------------
                                               G. Joseph Cosenza
                                               President


                                        SELLER:

                                        COMMERCIAL NET LEASE REALTY
                                        SERVICES, INC., a Maryland corporation


                                        By: /s/ Dennis E. Tracy
                                            -------------------------------
                                               Name: Dennis E. Tracy
                                                     ----------------------
                                               Its: Executive VP
                                                    -----------------------

                               THIRD AMENDMENT TO
                          REAL ESTATE PURCHASE CONTRACT

     THIS THIRD AMENDMENT TO REAL ESTATE PURCHASE CONTRACT (this "Third Amendment") is made and entered into as of the 11th day of November, 2003, by and between COMMERCIAL NET LEASE REALTY SERVICES, INC., a Maryland corporation ("Seller"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Purchaser").

                                    RECITALS:

     A. Seller and Purchaser previously entered into that certain Real Estate Purchase Contract dated as of September 16, 2003 (the "Original Agreement"), as amended by that certain First Amendment to Real Estate Purchase Contract dated as of October 23, 2003 (the "First Amendment") and as further amended by that certain Second Amendment to Real Estate Purchase Contract dated as of October 27, 2003 (the "Second Amendment"; the Original Agreement, the First Amendment and the Second Amendment shall hereinafter sometimes be referred to collectively as the "Agreement"), with respect to certain real property and all improvements thereon located at 1301 North Santa Fe Avenue, Edmond, Oklahoma 73003.

     B. Seller and Purchaser desire to amend the Agreement as more particularly set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, and other good and valuable consideration, Seller and Purchaser hereby amend the Agreement and agree as follows:

     1. INCORPORATION OF RECITALS; DEFINED TERMS. The foregoing Recitals are, by this reference, incorporated into the text of this Third Amendment as if fully set forth herein. Initially capitalized terms used but not defined in this Third Amendment, but defined in the Agreement, shall have the meanings given to them in the Agreement.

     2. DELIVERIES AT CLOSING. The last two (2) grammatical sentences of Paragraph 9(a)(vi) are hereby deleted and replaced with the following: "Prior to Closing, Purchaser and Seller shall agree upon the Licenses, Permits, Plans, Contracts and Warranties to be set forth on Exhibits B and C to the License Assignment." The last grammatical sentence of Paragraph 9(a)(x) of the Original Agreement is hereby deleted and replaced with the following: "Purchaser shall, as part of the Title and Survey Notice, give Seller in writing a list of the operating agreements and/or reciprocal easement agreements for which Purchaser wants estoppel certificates or Seller shall have no obligation to furnish Purchaser any such estoppel certificates." Additionally, the following shall be incorporated as Section 9(a)(xxiv) of the Original Agreement:

     "(xxiv) Not less that ten (10) days prior to Closing, copies of all documents and materials to be provided by the general contractor (a) under the Construction Contract pursuant to Section F of the Construction Administration Procedures attached as Exhibit J to such Construction Contract, and (b) required in that certain letter from Belinda Parsons (of Seller's office) to Joe Embree (of Embree Construction Corp.) dated August 7, 2003."

     3. ROOF WARRANTY. Seller covenants and agrees that the roof warranty to be issued with respect to the Property shall comply in all respects with the requirements of the Lease.

     4. LEASE COMMENCEMENT DATE AND LEASE TERMINATION DATE. In addition to the other terms, provisions and conditions to Closing, Seller shall, at Closing, deliver to Purchaser a fully executed document or instrument pursuant to which Tenant acknowledges and confirms the Lease Commencement Date and the Lease Termination Date (as such terms are defined in the Lease).

     5. CONTRACTOR AND ARCHITECT CONSENT. Seller and Purchaser acknowledge, and it shall be a condition precedent to Purchaser's obligation to close the transaction contemplated by the Agreement and this Third Amendment, that (a) each of the general contractor under the Construction Contract and the architect under the Architect's Agreement, as applicable, consent to and approve of the assignment of Seller's right, title and interest in, to and under the Construction Contract and the Architect's Agreement to Purchaser (or Purchaser's nominee or assignee), and (b) such consents/approvals contain a provision pursuant to which such general contractor and architect agree to look only to Seller for payment of any and all costs, expenses, fees, reimbursables and other amounts due and payable (or that become due and payable) under the Construction Contract and the Architect's Agreement.

     6. OTHER CONTRACTS. Seller represents and warrants to Purchaser that any and all labor, materials, services and other work to be provided and/or performed under and pursuant to the contracts and agreements with the following entities have been fully provided and performed in accordance with the terms and provisions of such contracts and agreements, and final, full payment for all such labor, materials, services and other work has been made or will have been made by Closing: Johnson & Associates Civil Engineering and Surveying Services;
(b) Terracon Geotechbical; and (c) Enercon Services, Inc.

     7. TITLE/SURVEY: In addition to all other terms, provisions and conditions of the Agreement, Purchaser's obligation to close the transaction contemplated by the Agreement and this Third Amendment shall be subject to and conditioned upon resolution and completion, to Purchaser's satisfaction, of all title and survey matters raised, addressed and responded to in the following:
(a) Purchaser's Title and Survey Notice dated October, 29, 2003, (b) Seller's response to Purchaser's Title and Survey Notice pursuant to a letter dated November 5, 2003, and (c) Purchaser's response dated November 7, 2003 to Seller's November 5, 2003 letter.

     8. ZONING LETTER: Seller previously has delivered to Purchaser a certain zoning letter dated October 31, 2003 from the City of Edmond. Purchaser acknowledges that the text of such letter is acceptable. However, such zoning letter is addressed to Inland Western Norman, LLC. As an additional condition to Closing, such zoning letter shall be re-addressed to "Inland Western Danforth, L.L.C."

     9. COUNTERPARTS; FACSIMILE SIGNATURES. This Third Amendment may be executed (a) in any number of counterparts, each of which shall be an original, and each such counterpart shall constitute but one and the same agreement and
(b) by facsimile which shall be considered and constitute an original, executed and delivered agreement.

     10. MISCELLANEOUS. Except to the extent amended and modified herein, the Agreement is hereby ratified and confirmed and shall remain in full force and effect as originally written. This Third Amendment shall be deemed to be a part of the Agreement. The terms and provisions of Paragraphs 21, 22, 23, 24, 25 (except that the Agreement and this Third Amendment contain the sole and entire understanding between Seller and Purchaser with respect to the transactions contemplated by the Agreement and this Third Amendment), 26, 27, 28 and 31 of the Original Agreement are, by this reference, incorporated into this Third Amendment and shall apply to this Third Amendment as if fully set forth herein.

     IN WITNESS WHEREOF, Seller and Purchaser have hereunto set their hands and seals as of the day and year first above written.

                                        PURCHASER:

                                        INLAND REAL ESTATE ACQUISITIONS,
                                        INC., an Illinois corporation


                                        By: /s/ G. Joseph Cosenza
                                            --------------------------------
                                               G. Joseph Cosenza
                                               President

                                        SELLER:

                                        COMMERCIAL NET LEASE REALTY
                                        SERVICES, INC., a Maryland corporation


                                        By: /s/ Dennis E. Tracy
                                            -------------------------------
                                               Name: Dennis E. Tracy
                                                     ----------------------
                                               Its: Executive Vice President
                                                    -----------------------